                                                                    EXHIBIT 10.5

                                CON 5024 PAGE 612

1957 DEC 31 PM 12 : 18                                                  C 7401

                                     4079101
================================================================================

[SEAL]
[SEAL]
[SEAL]

                                 OPERATING LEASE

                                     BETWEEN

[SEAL]

                                MARY F. FINNEGAN

                                  AS SUBLESSOR

                                       AND

                                  ROSE IACOVONE

                                  AS SUBLESSEE

B9400

[SEAL]

                                   ----------

[SEAL]

                            Dated, December 30, 1957.

                                                          OFFICE OF CITY REGIS?
                                                          New York County
                                                          RECORDED IN DEEDS
                                                          Witness my hand
                                                          and official seal


                                                          /s/ [ILLEGIBLE]
                                                          CITY REGISTE?

[SEAL]

                           Land affected by the within
                          instrument lies in Section 5,
                           Block 1280 on the Land Map
                           of the County of New York.

                             RECORDED AT REQUEST OF
                        TITLE GUARANTEE AND TRUST COMPANY
                       Ref. to ?. Jackson Sillcocks, Esq.
                               383 Madison Avenue
                             New York 17, New York.

                                CON 5024 PAGE 523

                                TABLE OF CONTENTS

                                                                   PAGE
                               ARTICLE 1.
Definitions, Demise and Initial Term ..............................   1

                               ARTICLE 2.
Rent ..............................................................   6

                               ARTICLE 3.
Payment of Taxes, Assessments, etc. ...............................  16

                               ARTICLE 4.
Surrender .........................................................  22

                               ARTICLE 5.
Insurance .........................................................  23

                               ARTICLE 6.
Sublessor's Right to Perform Sublessee's Covenants ................  28

                               ARTICLE 7.
Repairs and Maintenance of the Property, Steam and Electricity ....  30

                               ARTICLE 8.
Compliance with Laws, Ordinances, etc. ............................  33

                               ARTICLE 9.
Changes and Alterations ...........................................  35

                               ARTICLE 10.
Discharge of Liens ................................................  38

                               ARTICLE 11.
Use of Property ...................................................  40

                                CON 5024 PAGE 524

ii                              TABLE OF CONTENTS

                                                                   PAGE
                               ARTICLE 12.
Subordination to Prior Leases and Compliance Therewith ............  41

                               ARTICLE 13.
Entry on Property by Sublessor, etc. ..............................  42

                               ARTICLE 14.
Indemnification of Sublessor ......................................  43

                               ARTICLE 15.
Damage or Destruction .............................................  45

                               ARTICLE 16.
Condemnation ......................................................  49

                               ARTICLE 17.
Vault Space .......................................................  53

                               ARTICLE 18.
Mortgages, Assignments, Subleases and Transfers
  of Sublessee's Interest .........................................  54

                               ARTICLE 19.
Conditional Limitations--Default Provisions .......................  66

                               ARTICLE 20.
Renewal Privileges ................................................  73

                               ARTICLE 21.
Invalidity of Particular Provisions ...............................  76

                               ARTICLE 22.
Notices ...........................................................  77

                               ARTICLE 23.
Condition of and Title to Property, Quiet Enjoyment ...............  78

                                CON 5024 PAGE 525

                                TABLE OF CONTENTS                   iii

                                                                   PAGE
                               ARTICLE 24.
Excavation and Shoring ............................................  79

                               ARTICLE 25.
Arbitration .......................................................  79

                               ARTICLE 26.
Miscellaneous .....................................................  80

SCHEDULES:
     A.  Description of Grant of Term .............................  84
     B.  Description of Ground Lease ..............................  85
     C.  Description of Mesne Lease ...............................  86

                                CON 5024 PAGE 526

     THIS LEASE, dated the 30th day of December, 1957, between MARY F. FINNEGAN, residing at 33-15 ?4th Street, Jackson Heights, New York, (hereinafter called the "Sublessor") and ROSE IACOVONE, residing at 51 Bank Street, New York, N. Y. (hereinafter called the "Sublessee");

                              W I T N E S S E T H :

                                    ARTICLE 1

                      DEFINITIONS, DEMISE AND INITIAL TERM

     That for purposes of this lease, unless the context otherwise requires:

           (a) the term "Grant of Term" shall mean the instrument described in Schedule A annexed hereto;

           (b) the term "Ground Lease" shall mean the instrument described in Schedule B annexed hereto;

           (c) the term "Ground Lessor" shall mean the lessor under the Ground Lease, and the term "Ground Lessee" shall mean the lessee under the Ground Lease;

           (d) the term "Ground Rent" shall mean the rental payable under the Ground Lease and therein defined as the "Ground Rental";

           (e) the term "Building" shall have the meaning ascribed thereto in the Ground Lease;

           (f) the term "Demised Premises" shall mean the premises in the Borough of Manhattan, City and State of New York, demised by the Ground Lease, located generally on the westerly side of Lexington Avenue (beginning at a point 253 feet 4 inches northerly of 42nd Street) and known as the Graybar Building and by the street address 420 Lexington Avenue, together with any easements and other rights demised or otherwise provided for the benefit of the Ground Lessee under the Ground Lease;

                                CON 5024 PAGE 527

           (g) the term "Mesne Lease" shall mean the instrument described in Schedule C annexed hereto;

           (h) the term "Landlord" shall mean the landlord under the Mesne Lease and the term "Tenant" shall mean the tenant under the Mesne Lease;

           (i) the term "Net Rent" shall mean the net annual rental payable under the Mesne Lease and therein defined as the "net rent";

           (j) the term "Sublessee" shall mean the sublessee named herein, and from and after any valid assignment of the whole of sublessee's interest in this lease pursuant to the provisions hereof, shall mean only the assignee thereof;

           (k) the term "Sublessor" shall mean only the tenant for the time being under the Mesne Lease;

           (l) the term "Railroad Company" shall mean the New York Central Railroad Company or its successors or assigns as grantor under the Grant of Term;

           (m) the term "subtenant" shall mean any tenant or licensee of any space in the Demised Premises (other than Landlord, Sublessor and Sublessee); the term "sublease" shall mean any lease (other than this lease or the Ground Lease or the Mesne Lease) or other agreement for the use and occupancy of any such space; the term "subrent" shall mean any rent or other charge for such use or occupancy under a sublease; the term "existing sublease" shall mean any sublease made before the date of this lease; and the term "future sublease" shall mean any sublease made on or after said date;

           (n) the term "major sublease" shall mean any sublease having a term (including renewal options) of 6 years or more or providing for a fixed subrent at the rate of $50,000 or more per annum during any year of the term thereof. For purposes of this definition, any

                                CON 5024 PAGE 528
        two or more subleases with the same person, as subtenant, shall be deemed to be a single sublease providing for a fixed subrent at the aggregate rate per annum specified in such leases;

           (o) the term "term of this lease" or words of similar import shall mean the initial term and any renewal term which has become effective;

           (p) the term "Leasehold Mortgagee" shall mean the holder of a mortgage on this lease or the trustee under a deed of trust of this lease securing bonds or notes issued by Sublessee, and the term "Leasehold Mortgage" shall mean any such mortgage or deed of trust;

           (q) the term "Mesne Leasehold Mortgage" shall be deemed to mean that certain mortgage on Sublessor's interest in the Mesne Lease, dated December 30, 1957 to be made by Lawrence A. Wien (to whom Sublessor will assign the Mesne Lease following the execution and delivery of this lease) to Webb & Knapp, Inc. and Graysler Corporation.

     That Sublessor is the Tenant under the Mesne Lease; and That Sublessor, for and in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of Sublessee, its successors and assigns, to be paid, kept and performed, does hereby demise and lease to Sublessee, and Sublessee does hereby take and hire from Sublessor, the Demised Premises,

     SUBJECT, however, to the following:

           (1) the Grant of Term;

           (2) the Ground Lease;

           (3) the Mesne Lease;

           (4) the Mesne Leasehold Mortgage, when the same shall be executed and delivered;

                                CON 5024 PAGE 529

           (5) state of facts shown on the survey made by George C. Hollerith, dated March 4, 1927, and of J. George Hollerith, dated March 28, 1944 (using lines of plot set forth in record description) drawn and redated to June 1, 1950 by Charles J. Dearing and redated by Earl B. Lovell-S.
        P. Belcher, Inc., as of September 18, 1953, redated November 10, 1955 by Charles J. Dearing and redated by Charles J. Dearing May 24, 1957, and any additional state of facts which an inspection and more recent accurate survey would show;

           (6) easements granted to the City of New York by instrument recorded in the Office of the Register of the County of New York in Liber 193,
        Section 5 of Conveyances, page 38, as amended by instrument recorded in said Register's Office in Liber 191, Section 5 of Conveyances, page 478; and restrictive agreement recorded in said Register's Office in Liber 3850 of Conveyances, page 488, as modified by agreements set forth in instruments recorded, respectively, in said Register's Office in Liber 3932 of Conveyances, page 131, and Liber 3983 of Conveyances, page 380;

           (7) Imposition (as defined in Article 3 hereof), accrued or unaccrued, fixed or not fixed;

           (8) revocable nature of any rights, easements, licenses or privileges to use vaults, areas, tunnels, ramps or structures under streets, avenues or side-walks on which the Demised Premises abut;

           (9) consents or grants prior to the date of this lease for the erection of any structures on, under or above said streets or avenues and grants, licenses or consents, if any, with respect to public utility lines and equipment;

           (10) right to maintain elevators from the Newsreel Theatre beneath the Demised Premises, as provided in lease recorded in Liber 3944 of Conveyances, page 417,

                                CON 5024 PAGE 530
        as modified by instrument recorded in Liber 4407 of Conveyances, page
        477;

           (11) existing subleases and the rights of the subtenants thereunder, it being intended that the leasehold estate of Sublessee created by this lease shall be subject and subordinate to the leasehold estates of said subtenants created by said subleases, notwithstanding the provisions of any clause in any such sublease purporting to subordinate such sublease and the rights of the subtenant thereunder to ground or underlying leases, and Sublessor, subject to the provisions of Section 18.10 of the Mesne Lease, hereby assigns to Sublessee for the term of this lease all its right, title and interest in and to such existing subleases and (subject to any existing assignments thereof) the rents and profits due or to become due to Sublessor under the provisions thereof;

           (12) building restrictions and regulations in resolution or ordinance adopted by Board of Estimate and Apportionment of the City of New York, on July 25, 1916, and the amendments and additions thereto, now in force;

           (13) present and future zoning laws, ordinances, resolutions and regulations of the City of New York and all present and future ordinances, laws, regulations and orders of all boards, bureaus, commissions and bodies of any municipal, county, state or federal sovereigns now or hereafter having or acquiring jurisdiction of the Demised Premises and the use and improvement thereof;

           (14) revocable nature of the right, if any, to maintain marquees or signs, beyond the building lines;

           (15) the effect of all present and future municipal, state and federal laws, orders and regulations relating to Sublessee and to all subtenants, their rights and rentals to be charged for the use of the Demised Premises or any portion or portions thereof;

                                CON 5024 PAGE 531

           (16) violations of law, ordinances, orders or requirements that might be disclosed by an examination and inspection or search of the Demised Premises by any federal, state or municipal departments or authority having jurisdiction, as the same may exist on the date of the commencement of the term of this lease;

           (17) the condition and state of repair of the Demised Premises as the same may be on the date of the commencement of the term of this lease;

           (18) any defects of title or encumbrances of record or enroachments, existing at the date of the commencement of the term of this lease;

     TO HAVE AND TO HOLD the same, subject as aforesaid, unto Sublessee and, subject to the provisions hereof, its successors and assigns, for an initial term of eighteen years, five months and two days commencing on December 30, 1957, and expiring on May 29, 1976, unless this lease shall sooner terminate as hereinafter provided.
     This lease is made upon the following covenants, agreements, terms, provisions, conditions and limitations, all of which Sublessee covenants and agrees to perform and observe:

                                    ARTICLE 2

                                      RENT

     SECTION 2.01. Sublessee covenants and agrees to pay to Sublessor, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at Sublessor's address specified in or furnished pursuant to Section 22.01 hereof, during the aforesaid initial term, a net rental (hereinafter referred to as the "basic rent") as follows:

                                CON 5024 PAGE 532

     (a) For the period from the date of the commencement of the term hereof until January 1st, 1958, the sum of Seven Hundred Thirty Nine and 78/100 Dollars ($739.78) per day, which basic rent for said entire period from the date of the commencement of the term hereof to January 1st, 1958 shall be paid on the date of commencement of the term of this lease.

     (b) For the period January 1st, 1958 to and including the day on which the Mesne Leasehold Mortgage is paid in full, the sum of Two Hundred Seventy Eight Thousand Dollars ($278,000) annually, in equal monthly installments of Twenty Three Thousand One Hundred Sixty Six and 67/100 Dollars ($23,166.67), each in advance on the first day of each calendar month during said period.

     (c) For the period commencing on the day following the day on which the Mesne Leasehold Mortgage is paid in full, and ending on December 31st, 1972, the sum of Five Hundred Thirty Thousand Dollars ($530,000) annually, in equal monthly installments of Forty Four Thousand One Hundred Sixty Six and 67/100 Dollars ($44,166.67), each in advance on the 1st day of each calendar month during said period, the first such installment, however, to be subject to adjustment in the event that said Mortgage shall be paid in full on a day other than the last day of a month.

     (d) For the period January 1st, 1973 to May 29, 1976, the sum of Five Hundred Twenty Thousand Dollars ($520,000) annually in equal monthly installments of Forty Three Thousand Three Hundred Thirty Three and 34/100 Dollars ($43,333.34), each in advance on the 1st day of each calendar month during said period.

     SECTION 2.02. Sublessee shall also pay to Sublessor, in like coin or currency, at said address, as additional rent for each calendar year during the term of this lease, commencing on January 1st, 1958, a sum (hereinafter referred to as "overage rent") equal to one-third of the annual net income in excess of the amounts hereinafter set forth

                                CON 5024 PAGE 533

(which amounts are hereinafter referred to as "minimum net income") derived by Sublessee from the operation of the Demised Premises as Sublessee under this lease:

        During the period January 1st, 1958 to
        December 31st, 1972 ..................................... $ 2,750,000

        During the period commencing January 1st, 1973 and
        ending at the expiration of the term of this lease and
        all renewals thereof .................................... $ 2,740,000

     The term "annual net income" shall mean the net income for any calendar year derived by Sublessee from the leasehold estate created by this lease, determined in the following manner:

           (1) The gross income derived from the Demised Premises shall be computed for each such calendar year on an accrual basis, in accordance with generally accepted accounting principles consistently applied, and shall include all income received from all sources whatsoever as a result of the operation of the Demised Premises, including any and all net refunds, rebates and recoveries of items previously charged as an expense (after deducting therefrom necessary expenses incurred in recovering same), but not including any refunds, rebates or recoveries of items not previously charged or deductible as an expense. Gross income, however, shall not include the proceeds from any loan or financing, or any proceeds from the sale of this lease and the leasehold estate created hereby. The proceeds of any insurance recovery arising from damage or destruction shall be included in gross income, but only as and when the repairs or restoration of such damage or destruction shall have been completed, and then only to the extent that such proceeds exceed the cost of such repairs or restoration.

                                CON 5024 PAGE 534

           (2) From the amount of such gross income for such calendar year, as provided in the foregoing paragraph (1), there shall be deducted the aggregate of the following: (i) the Ground Rent; (ii) management fees of a managing agent (or, if the demised premises are operated directly by Sublessee, an amount equal to such fees) not to exceed the regular rates then recommended by the Real Estate Board of New York, Inc.; (iii) leasing commissions (or, if there shall be no such commission payable in connection with the making of any lease, an amount equal to the commission that would have been payable to a broker for procuring such lease) not to exceed the regular rates then recommended by the Real Estate Board of New York, Inc.; (iv) cost of alterations for subtenants;
        (v) cost of capital improvements (other than alterations for subtenants); (vi) wages and salaries paid to building employees engaged in the operation and maintenance of the demised premises, including, but not limited to, any vacation pay, hospitalization and contributions to welfare funds pursuant to customary agreements with such employees or their representatives or required by law or governmental regulations;
        (vii) insurance premiums with respect to insurance policies required to be carried pursuant to Article 5 of this lease, and with respect to all other types of insurance, including compensation insurance, deemed proper by Sublessee and which may be reasonably approved by Sublessor, to cover any hazard against which Sublessee should be insured in connection with the kind of real estate referred to herein; (viii) all Impositions payable by Sublessee pursuant to Article 3 of this lease;
        (ix) uncollectible amounts due from subtenants; (x) sales taxes paid and other taxes paid to governmental agencies with respect to utilities and payrolls of building employees referred to in item (vi) above; (xi) advertising expenses in connection with offering for rent specific space in the Demised

                                CON 5024 PAGE 535

        Premises; (xii) reasonable fees for legal services incurred in connection with occupancy or collection of income and for accounting services in connection with the preparation of the annual reports hereinafter required to be submitted to Landlord and to Sublessor;
        (xiii) interest on loans incurred in connection with and used to pay for improvements made to the demised premises, together with the reasonable expenses of procuring such loans; and (xiv) any other necessary expenses in connection with the operation of the demised premises, properly chargeable against income, and not hereinafter expressly excluded. All amounts deducted under this paragraph (2) shall be computed on an accrual basis, in accordance with generally accepted accounting principles consistently applied.

           (3) There shall in no event, however, be deducted from gross income the following: (i) depreciation, depletion, obsolescence or amortization of the cost of, or any value attributed to, the leasehold estate created hereby; (ii) any taxes which may be paid which are not defined as Impositions in Article 3 hereof or deductible under clause (x) of the foregoing paragraph (2); (iii) basic rent, Net Rent and overage rent, and (iv) cost of repairs or restoration to the extent of insurance recovery.

           (4) Anything to the contrary notwithstanding, the amount of the deductions in each calendar year enumerated as items (iii), (iv), (v) and (vii) in paragraph (2) above, shall be computed as follows:

             "Leasing commissions"--proratably over the terms of the respective leases.
             "Cost of alterations for subtenants"--proratably over the terms of the respective leases.
             "Cost of capital improvements"--proratably over the useful life of such improvement or a term of ten years, whichever is lesser.

                                CON 5024 PAGE 536

             "Insurance premiums"--proratably over the terms of the respective policies.

           (5) If, during any calendar year, Sublessee shall make any cash payments for expenses incurred during such year on account of any of the items specified in (iv) and (v) of paragraph (2) of this Section 2.02, and the total of such cash payments is in excess of: (a) the aggregate of the deductions permitted to Sublessee under paragraph (2) of this
        Section 2.02 hereof on account of such expenses, plus (b) the proceeds of any financing arranged for or in connection with any such expenses, then any amount which (except for the provisions of this paragraph (5) of this Section 2.02) would otherwise have been the overage rent calculated for such calendar year under Section 2.02 shall be reduced by that portion of said amount which is equal to one-third (1/3) of said excess of such cash payments (or by said amount itself, whichever is the lesser), and the remainder of said amount, if any, shall be paid as overage rent for such calendar year pursuant to this Section 2.02. One-fifth (1/5) of the amount of such reduction shall be overage rent for each of the five (5) succeeding calendar years, and shall be payable to Sublessor, together with any other overage rent which may be payable pursuant to this Section 2.02 for such succeeding years, on the first day of April of each such year.

           (6) Sublessee shall submit to Sublessor on or before April 1st of each year, commencing April 1, 1959, a certified report prepared by independent public accountants of recognized standing showing the net income, as defined herein, and the calculation specified in paragraph
        (5) of this Section 2.02 hereof, for the preceding calendar year, and at the time of submitting such report shall pay to Sublessor the overage rent under this Section 2.02 shown to be due by such report.

                                CON 5024 PAGE 537

           (7) Sublessee shall maintain suitable books of account at the address to which notices are required to be addressed by Sublessor to Sublessee as hereinafter in Article 22 set forth; and the same as to each year shall be available for inspection and audit by Sublessor or its agents at any reasonable time during or within six (6) months after the expiration of each respective calendar year. Nothing in this Section or in any other portion of this lease shall be construed to imply that the relationship of Sublessor and Sublessee is other than that of landlord and tenant.

           (8) For purposes of the calculation to be made under this Section 2.02, each calendar year shall be regarded as independent of any other calendar year during the term of this lease; so that the amount, if any, by which the net income in any calendar year was less than the minimum net income for that year shall not be treated as a deduction or credit in the computation of net income or overage rent for any other calendar year.

           (9) Any dispute with respect to the provisions of this Section 2.02 shall be submitted to and determined by arbitration in accordance with the provisions of Article 25 hereof.

     SECTION 2.03. Sublessee shall deposit under the terms of Section 2.05 hereof, at least one calendar month before same shall become due under the Ground Lease, a sum or sums equal to the Ground Rent as same may be fixed from time to time pursuant to the provisions of the Ground Lease (except that an amount equal to the Ground Rent due under the Ground Lease on January 1, 1958 shall be so deposited by certified check of Sublessee on January 2, 1958, and Sublessee shall not be entitled to the benefit of any grace period provided for in Section 19.01 hereof with respect to the making of such deposit), provided, however, that Sublessor may, by written notice, require

                                CON 5024 PAGE 538

Sublessee from time to time to pay the Ground Rent directly to the Ground Lessor on or before the due date thereof, in which event Sublessee shall promptly furnish proof reasonably satisfactory to Sublessor of the payment thereof. To the extent that it shall be permissible under the Ground Lease and the Mesne Lease, Sublessee may, without expense to Sublessor, participate in any arbitration or other proceeding by which the Ground Rent is fixed.

     SECTION 2.04. Sublessee shall also deposit under the terms of Section 2.05 hereof, at least one calendar month before same shall become due under the Mesne Lease, a sum or sums equal to the Net Rent, as same may be fixed from time to time pursuant to the provisions of the Mesne Lease (except that an amount equal to the Net Rent due under the Mesne Lease on January 1, 1958 shall be so deposited by certified check of Sublessee on January 2, 1958, and Sublessee shall not be entitled to the benefit of any grace period provided for in Section
19.01 hereof with respect to the making of such deposit), provided, however, that Sublessor may, by written notice, require Sublessee from time to time to pay the Net Rent directly to Landlord on or before the due date thereof, in which event Sublessee shall promptly furnish proof reasonably satisfactory to Sublessor of the payment thereof.

     SECTION 2.05. All sums to be deposited by Sublessee pursuant to Sections 2.03, 2.04 and 3.02 of this lease shall be deposited by Sublessee with an attorney or attorneys (hereinafter called "Escrow Agent") to be selected by Sublessor, to be held in escrow by such Escrow Agent in a special account in a bank or trust company which is a member of the New York Clearing House Association, upon the following terms and conditions:

     (a) Such sums shall be paid over by the Escrow Agent, in accordance with the terms of the Mesne Lease, only to the Ground Lessor, Landlord or the taxing authority, as the case may be, in payment of the Ground Rent, Net Rent

                                CON 5024 PAGE 539
and real estate taxes for the payment of which said sums were deposited.

     (b) In the event of a default by Sublessor as Tenant under the Mesne Lease resulting in a termination of said Mesne Lease, then, unless such default shall have resulted directly or indirectly from a default hereunder either by Sublessee or caused by any subtenant, all sums held by said Escrow Agent shall be returned to Sublessee.

     (c) In the event of the expiration or the sooner termination of this lease in accordance with its provisions, unless such termination shall have resulted directly or indirectly from a default hereunder either by Sublessee or caused by any subtenant, said Escrow Agent shall refund to Sublessee so much of the sums then held by it as shall have been deposited by Sublessee on account of (A) any installment or installments of Ground Rent and Net Rent which are not then due and payable to Ground Lessor and/or Landlord under the terms of the Mesne Lease and (B) either (i) the last two tax deposits made pursuant to Section 3.02 hereof, if such expiration or sooner termination shall occur during the months of January, February, March, June, July, August, September or December, or (ii) the last tax deposit so made, if such expiration or sooner termination shall occur during the months of May or November; provided, however, that if such expiration or sooner termination shall occur during the months of April or October, no refund of any tax deposits shall be made. If the tax fiscal year ending June 30 presently used by The City of New York shall be changed, an appropriate adjustment shall be made in the foregoing.
     In the event of an assignment, sale or other transfer of Sublessor's interest in this lease and the Mesne Lease after December 31, 1958, any sums held by the Escrow Agent shall thereupon be delivered, subject to the provisions of this Section 2.05, to an attorney or attorneys selected by the assignee or transferee and approved by Sublessee, which approval shall not be unreasonably withheld.

                                CON 5024 PAGE 540

     Sublessor and Sublessee agree that, except for a wilful or negligent violation of the terms of the escrow deposit, the Escrow Agent shall not be responsible or liable to any person for the care or safekeeping or application of the funds deposited with it, and that Escrow Agent shall not be liable for any interest on said funds.

     SECTION 2.06. It is the purpose and intent of Sublessor and Sublessee that the basic rent and overage rent shall be net to Sublessor, so that this lease shall yield, net, to Sublessor the basic rent specified in Section 2.01 hereof in each year during the initial term of this lease, the basic rent specified in
Article 20 hereof in each year during each renewal term hereof, and the overage rent specified in Section 2.02 hereof during each year of the initial term and each renewal term hereof if renewed as provided in said Article 20, and that all costs, expenses and charges of every kind and nature relating to the Demised Premises (except the taxes of Sublessor referred to in Section 3.02 of Article 3 hereof and any payments on account of interest or principal under any mortgage or deed of trust which shall be a lien on the fee of the premises of which the Demised Premises are a part, or on the estate created by the Grant of Term, on the leasehold estate created by the Ground Lease or on the leasehold estate created by the Mesne Lease) which may arise or become due during or out of the term of this lease shall be paid by Sublessee, and that Sublessor shall be indemnified and saved harmless by Sublessee from and against the same.

     SECTION 2.07. The basic rent, overage rent, Net Rent and Ground Rent shall be paid or deposited without notice or demand and without abatement, deduction or set-off, except as otherwise expressly provided in this lease.

     SECTION 2.08. All sums (other than the basic rent) which may be or become due and payable or are to be

                                CON 5024 PAGE 541
deposited by Sublessee pursuant to any provision of this lease shall be deemed to be additional rent hereunder and, except as in this lease otherwise expressly provided, shall be paid or deposited without notice or demand and without abatement, deduction or setoff, and, upon the failure of Sublessee to pay or deposit any such sums, then, at the option of Sublessor, the same may be added to any installment of basic rent then due or thereafter becoming due; and Sublessor shall have the same rights and remedies in the event of the non-payment or non-deposit thereof by Sublessee as in the case of default in the payment of basic rent.

                                    ARTICLE 3

                       PAYMENT OF TAXES, ASSESSMENTS, ETC.

     SECTION 3.01. Subject to the provisions of Sections 3.03 and 3.05 hereof, Sublessee shall pay or deposit, at the times and in the manner hereinafter specified, all amounts payable by Tenant pursuant to Section 3.01 of the Mesne Lease in respect of taxes, charges, assessments and water and sewer rents; and Sublessee shall also pay before any fine, penalty, interest or cost may be added thereto, or become due or be imposed by operation of law for the nonpayment thereof, any and all other taxes, assessments, rents, rates, charges for public utilities, excises, levies, vault and all other license and permit fees and other governmental charges, general and special, ordinary and extraordinary, unforeseen and foreseen, of any kind and nature whatsoever, which at any time prior to or during the term of this lease may be assessed, levied, confirmed, imposed upon, or grow or become due and payable out of or in respect of, or become a lien on, the Demised Premises or any part thereof or any appurtenance thereto, the income received from subtenants, any use or occupation of the Demised Premises, and such franchises as may be appurtenant to the use of the Demised Premises,

                                CON 5024 PAGE 542
this transaction or any document to which Sublessee is a party creating or transferring on interest or estate in the Demised Premises, and any document heretofore executed and delivered creating or transferring the interest of Landlord or Sublessor in the Demised Premises (all such taxes, assessments, rents, rates, excises, levies, fees and other charges being hereinafter referred to as "Impositions", and any of the same being hereinafter referred to as an "Imposition").

     SECTION 3.02. All Impositions payable by Sublessee hereunder, other than real estate taxes, shall be paid by Sublessee (a) to Sublessor at least 15 days before the date on which the same shall become payable by Sublessor to Landlord pursuant to Article 3 of the Mesne Lease, or (b) if permitted by the Mesne Lease, directly to the governmental authority to which said Imposition is payable, on or before the last day on which the same may be paid without penalty.
     Sublessee's obligations with respect to the payment of real estate taxes shall be discharged in the following manner: On January 2, 1958 Sublessee shall deposit with the Escrow Agent by certified check of Sublessee a sum equal to one-quarter of that portion of the real estate taxes for the tax year 1957-1958 which is required to be paid pursuant to the terms of the Mesne Lease, with respect to which deposit Sublessee shall not be entitled to the benefit of any grace period provided for in Section 19.01 hereof. On February 1st, 1958 and on the 1st day of each month thereafter, Sublessee shall deposit with the Escrow Agent a sum equal to one-twelfth of that portion of the real estate taxes for the then current tax year which is required to be paid pursuant to the Mesne Lease or, in the event that the amount of such real estate taxes shall not then have been fixed, such deposit shall be based upon real estate taxes for the preceding tax year. The Escrow Agent shall pay out of the money so deposited the portion of real estate taxes payable under the Mesne Lease pursuant to Article 3

                                CON 5024 PAGE 543
thereof, and the Escrow Agent will furnish to Sublessee, promptly after such payment, reasonable proof thereof. In the event that the accumulated monthly deposits shall be insufficient to pay any portion of such real estate taxes under the Mesne Lease at least thirty days prior to the date when the same shall become due and payable thereunder, Sublessee shall, immediately upon demand, deposit with the Escrow Agent an additional sum which, when added to such accumulated deposits, shall be sufficient to pay such real estate taxes. Any excess of such deposits in the hands of the Escrow Agent immediately after such payment under the Mesne Lease shall be credited on account of the next monthly deposit.

     SECTION 3.03. Nothing herein contained shall require Sublessee to pay income taxes or corporation franchise or excess profits taxes or estate, inheritance, succession or transfer taxes or capital levies assessed against or imposed upon Sublessor; provided, however, that if at any time during the term of this lease the methods of taxation prevailing at the commencement of the term hereof shall be altered so as to cause the whole or any part of the taxes, assessments, levies, impositions or charges now or hereafter levied, assessed or imposed on real estate and the improvements thereon to be levied, assessed and imposed wholly or partially on the rents received therefrom, or to be measured by or based, in whole or in part, upon the Demised Premises and imposed upon Sublessor, then all such taxes, assessments, levies, impositions or charges, or the part thereof so levied, assessed, imposed, measured or based, shall be deemed to be included within the term "Impositions" for the purposes hereof, to the extent that such Impositions would be payable if the Demised Premises were the only property of Sublessor subject to such Impositions, and Sublessee shall pay and discharge the same as herein provided in respect of the payment of Impositions.

                                CON 5024 PAGE 544

     Nothing herein shall require Sublessee to pay any portion of the Impositions in respect of the Demised Premises which shall be payable by the Ground Lessor except to the extent that Sublessor, as Tenant under the Mesne Lease shall be obligated to pay, or reimburse the Landlord for the payment of, the same.

     SECTION 3.04. Sublessor may, by written notice, require Sublessee, from time to time, in lieu of making monthly deposits pursuant to Section 3.02 hereof, to pay directly to the Ground Lessor on or before the due date thereof all amounts payable to Ground Lessor in respect of Impositions pursuant to Paragraph First of the Ground Lease. Sublessee will furnish to Sublessor, promptly after payment thereof, receipts for all Impositions paid by Sublessee pursuant to this Article to persons other than Sublessor. Sublessor will deliver to Sublessee copies of any bills or notices received by Sublessor with respect to any Impositions payable by Sublessee. To the extent that same is permissible under the Ground Lease and the Mesne Lease, Sublessee may, at its sole cost and expense, participate in any arbitration proceeding held pursuant to Paragraph First of the Ground Lease for the purpose of determining, the proportion of any imposition payable by the Ground Lessor, and the portion thereof payable by the Ground Lessee.

     SECTION 3.05. Sublessee shall have the right to contest the amount or validity, in whole or in part, of any Imposition by appropriate proceedings diligently conducted in good faith and (if payment of such Imposition would operate as a bar to such contest or interfere materially with the prosecution thereof) may postpone or defer payment of such Imposition, provided that

           (a) neither the Demised Premises nor any part thereof would, by reason of such postponement or deferment, be in danger of being forfeited or lost,

                                CON 5024 PAGE 545

           (b) such contest (if in respect of any Imposition payable under the Mesne Lease) shall be permitted by the Mesne Lease and Sublessee shall furnish all security and indemnities as are required under the Mesne Lease to be furnished by Tenant under such circumstances,

           (c) such postponement or deferment (if in respect of any Imposition payable under the Mesne Lease) will entitle Sublessor, as Tenant, to a corresponding postponement or deferment under the Mesne Lease, and

           (d) in case of any such postponement or deferment, Sublessee shall have deposited with Sublessor the amount so contested and unpaid, together with all interest and penalties in connection therewith and all charges that may or might be assessed against or become a charge on the Demised Premises or any part thereof in such proceedings, or shall have furnished to Sublessor security reasonably satisfactory to Sublessor sufficient to cover said amount, interest, penalties and charges.

     Upon the termination of any such proceedings, Sublessee shall pay the amount of such Imposition or part thereof as finally determined in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees, interest, penalties or other liabilities in connection therewith, and, upon such payment, Sublessor shall return, without interest, any amount deposited with it with respect to such Imposition as aforesaid, or, at the written request of Sublessee, Sublessor shall make available to Sublessee, upon such reasonable conditions as Sublessor may prescribe, the amount of such deposit for the making of such payment as aforesaid. If, at any time during the continuance of such proceedings, Sublessor shall deem any amount deposited as aforesaid insufficient, Sublessee shall, upon

                                CON 5024 PAGE 546
demand, make an additional deposit, as aforesaid, of such additional sum as Sublessor reasonably may request, and upon failure of Sublessee so to do, the amount theretofore deposited may be applied by Sublessor to the payment, removal and discharge of such Imposition, and the interest and penalties in connection therewith and any costs, fees or other liability accruing in any such proceedings, and the balance, if any, shall be returned to Sublessee.

     SECTION 3.06. Sublessor shall not be required to join in any proceedings referred to in Section 3.04 hereof unless the Mesne Lease or the provisions of any applicable law, rule or regulation at the time in effect shall require that such proceedings be brought by and/or in the name of Sublessor, in which event Sublessor shall join in such proceedings or permit the same to be brought in its name. Sublessor shall not ultimately be subjected to any liability for the payment of any costs or expenses in connection with any such proceedings, and Sublessee shall indemnify and save harmless Sublessor from any such costs and expenses. Sublessee shall be entitled to any refund of any Imposition and penalties or interest thereon received by Sublessor which have been paid by Sublessee, or which have been paid by Sublessor but previously reimbursed in full by Sublessee, and which, in either event, shall not be payable to the Ground Lessor.

     SECTION 3.07. Notwithstanding the foregoing provisions of this Article 3, Sublessee shall not be obligated to make any payments in respect of any Impositions pursuant hereto until the rendition by Sublessor to Sublessee of a bill therefor, showing the aggregate amount of such Impositions and the portion thereof payable by Sublessee pursuant hereto, except that pending receipt by Sublessee of a bill for real estate taxes, Sublessee shall continue to make the tax deposits required by Section 3.02 hereof in the amounts payable during the preceding tax year.

                                CON 5024 PAGE 547

                                    ARTICLE 4

                                    SURRENDER

     SECTION 4.01. On the last day of the term hereof or upon any earlier termination of this lease, or upon any re-entry by Sublessor upon the Demised Premises pursuant to Article 19 hereof, Sublessee shall surrender the Demised Premises, together with all fixtures and articles of personal property attached to or used in the operation thereof, into the possession and use of Sublessor without delay and in good order, condition and repair, reasonable wear and tear excepted, free and clear of all lettings and occupancies other than subleases permitted by this lease and any existing subleases and free and clear of all liens and encumbrances other than those, if any, permitted by this lease or created or consented to by Sublessor.

     SECTION 4.02. Where furnished by or at the expense of any subtenant, furniture, trade fixtures and business equipment (not constituting part of the Demised Premises) may be removed by Sublessee or by such subtenant at or prior to the termination of its sublease, provided, however, that the removal thereof will not contravene the provisions of the Ground Lease or the Mesne Lease and that Sublessee shall with due diligence, and without expense to Sublessor, cause the Building to be promptly restored to its condition prior to such removal and cause any injury due to such removal to be promptly repaired.

     SECTION 4.03. Any personal property of Sublessee or any subtenant which shall remain in the Building after the termination of this lease or any sublease and the removal of Sublessee or such subtenant from the Building, may, at the option of Sublessor be deemed to have been abandoned by Sublessee or such subtenant and either may be retained by Sublessor as its property or be disposed of, without accountability, in such manner as Sublessor may see fit.

                                CON 5024 PAGE 548

     SECTION 4.04. Sublessor shall not be responsible for any loss or damage occurring to any property owned by Sublessee or any subtenant.

     SECTION 4.05. The provisions of this Article 4 shall survive any termination of this lease.

                                    ARTICLE 5

                                    INSURANCE

     SECTION 5.01. Sublessee, at its sole cost and expense, shall keep the Building insured, during the term of this lease, against loss or damage by fire, lightning, windstorm, hail, explosion, riot and civil commotion, aircraft and vehicles and smoke, and all other available extended coverage (with provisions for deduction of not more than $50) in an amount which is not less than 100% of the replacement value of the Building, without any deduction being made for depreciation, to the extent such insurance is available. Such replacement value shall be determined from time to time, but not more frequently than once in any 24 consecutive calendar months, at the request of Sublessor, by one of the insurers or, at the option of Sublessor by an appraiser, architect or contractor who shall be reasonably acceptable to Landlord, Sublessor and Sublessee. No omission on the part of Sublessor to request any such determination shall relieve Sublessee of its obligations hereunder.

     SECTION 5.02. Sublessee, at its sole cost and expense, shall maintain:

           (a) comprehensive general public liability insurance against claims for bodily injury, death or property damage, occurring thereon, in or about the Demised Premises or the elevators or any escalator therein and on, in or about the adjoining streets, property and passageways, such insurance to afford minimum

                                CON 5024 PAGE 549
        protection, during the term of this lease, of not less than $500,000 in respect of bodily injury or death to any one person, and of not less than $2,000,000 in respect of any one accident, and of not less than $100,000 for property damage;

           (b) boiler insurance, provided the Building contains a boiler, and, if requested by Sublessor, plate glass insurance;

           (c) war risk insurance upon the Building as and when such insurance is obtainable from the United States of America, or any agency or instrumentality thereof, in an amount equal to the lesser of the full replacement value thereof or the maximum amount of such insurance obtainable;

           (d) rent insurance against loss of rent due to the risks referred to in Section 5.01 (including those embraced by available extended coverage) in an amount sufficient to prevent Sublessor (and Sublessee, if named as an insured) from being a co-insurer within the terms of the policy or policies in question, but in any event in an amount not less than the basic rent and all estimated additional rent hereunder for 18 months; and in the event that the Building shall be destroyed or seriously damaged, Sublessee shall cause to be deposited with Sublessor so much of the proceeds of such insurance as shall equal the basic rent and all estimated additional rent for one year. Sublessor may deposit with Landlord, out of the insurance proceeds so deposited with Sublessor, the amount required to be deposited by Sublessor, as Tenant, under Section 5.02(d) of the Mesne Lease, to be held and applied by Landlord in the manner therein provided, and the balance of such proceeds shall be held and applied by Sublessor on account of the payment of such basic rent and additional rent until the restoration of the Building, at which time, provided Sublessee is not then in default, the balance, if any, of such deposit, together with any

                                CON 5024 PAGE 550
        sums returned by Landlord to Sublessor shall be returned by Sublessor to Sublessee; and

           (e) such other insurance, and in such amounts, as may from time to time be reasonably required by Sublessor against other insurable hazards which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height and type of building, its construction, use and occupancy.

     Sublessee shall not violate or permit to be violated any of the conditions or provisions of any policy provided for in Section 5.01 or 5.02 and Sublessee shall so perform and satisfy the requirements of the companies writing such policies that at all times companies of good standing satisfactory to Sublessor shall be willing to write and/or to continue such insurance.

     SECTION 5.03. Sublessee may effect for its own account any insurance not required under the provisions of this lease, but any insurance effected by Sublessee on the Building, whether or not required under this Article 5, shall be for the benefit of Landlord, Sublessor and Sublessee, and, if required by Sublessor, any leasehold mortgagee of the Mesne Lease, and shall be subject to all other provisions of this Article 5 and of Article 15 hereof. Sublessee shall promptly notify Sublessor of the issuance of any such insurance.

     SECTION 5.04. All insurance provided for in this Article 5 shall be effected under valid and enforceable policies issued by insurers of recognized responsibility which are licensed to do business in the State of New York, are well rated by national rating organizations, and have been approved in writing by Landlord and by Sublessor (such approval not to be unreasonably withheld) and, in the case of insurance provided for in Section 5.01, by the Ground Lessor. Upon the execution of this lease, and thereafter

                                CON 5024 PAGE 551
not less than 20 days prior to the expiration dates of the expiring policies theretofore furnished pursuant to this Article 5 or Article 9 hereof, originals of the policies, bearing notations evidencing the payment of premiums or accompanied by other evidence satisfactory to Landlord and to Sublessor of such payment, shall be delivered by Sublessee to Sublessor. Said policies shall be held by Sublessor, or at its option, may be delivered to and deposited with the Landlord or the Ground Lessor. Upon request by Sublessor, Sublessee shall furnish one or more duplicate copies of any policy.
     If permitted by Landlord under the Mesne Lease, any insurance provided for in this Article 5 may be effected by a policy or policies of blanket insurance, provided however that either (a) any such policy or policies of blanket insurance shall specify therein, or (b) Sublessee shall furnish Sublessor with a written statement from the insurers under such policy or policies specifying, the amount of the total insurance allocated to the Demised Premises; and provided further, that in all other respects, any such policy or policies shall comply with the other provisions of this lease.

     SECTION 5.05. All policies of insurance provided for in Sections 5.01 and
5.02 hereof shall name Landlord, Sublessor and (in the case of those provided for in Section 5.01) the Ground Lessor, as the insureds, as their respective interests may appear. Subject to the provisions of the Ground Lease, such policies may also name Sublessee as an insured, as its interest may appear, and may be made payable to any Leasehold Mortgagee and any leasehold mortgagee of the Mesne Lease, as their interests may appear, pursuant to a standard mortgagee clause. The loss, if any, under any policies provided for in such Section 5.01 and in paragraphs (c) and (e) of Section 5.02 shall be adjusted with the insurance companies by (a) Sublessee, in the case of any particular casualty resulting in damage or destruction not exceeding $100,000 in the aggregate, or
(b) Landlord, Sublessor, Sublessee, any Leasehold Mortgagee,

                                CON 5024 PAGE 552
and any leasehold mortgagee of the Mesne Lease, in the case of any particular casualty resulting in damage or destruction exceeding $100,000 but not exceeding $250,000 in the aggregate, or (c) by Landlord and (to the extent required or permitted by the Ground Lease and the Mesne Lease) by the Ground Lessor and/or Sublessor, Sublessee, Leasehold Mortgagee, and/or any leasehold mortgagee of the Mesne Lease, as their respective interests may appear, in the case of any particular casualty resulting in damage or destruction exceeding $250,000 in the aggregate. The proceeds of any such insurance, as so adjusted, shall be payable:

           (i) to Sublessee, in the case of any particular casualty resulting in damage or destruction not exceeding $100,000 in the aggregate, or

           (ii) to Landlord (or, at Sublessor's election, to an insurance trustee which shall be a bank or trust company which is a member of the New York Clearing House Association, selected by Sublessor, and whose charges shall be paid by Sublessee), for the purposes set forth in
        Article 15, in the case of any particular casualty resulting in damage or destruction exceeding $100,000, but not exceeding $250,000, in the aggregate, or

           (iii) in the case of any particular casualty resulting in damage or destruction exceeding $250,000 in the aggregate, either (A) to the insurance trustee designated pursuant to Paragraph Seventh of the Ground Lease in the case of proceeds of insurance provided for in Section 5.01 hereof or (B) to Landlord (or, at Sublessor's election, to an insurance trustee selected as provided in clause (ii) of this Section), for the purposes set forth in Article 15, in the case of proceeds of insurance provided for in Section 5.02 hereof.

All such policies shall provide that the loss, if any, thereunder shall be adjusted and paid as hereinabove

                                CON 5024 PAGE 553
provided. Each such policy shall contain (if obtainable) a provision that no act or omission of Sublessee shall affect or limit the obligation of the insurance company to pay to Landlord and to Sublessor the amount of any loss sustained and an agreement by the insurer that such policy shall not be cancelled without at least 10 days' prior written notice to Landlord, Sublessor and (in the case of policies provided for in Section 5.01) the Ground Lessor.

     SECTION 5.06. If, at any time during the term of this lease, Sublessor shall request that the amount of liability insurance provided by Sublessee, as required by Section 5.02 and paragraph (g) of Section 9.01 hereof, be increased on the ground that such coverage is inadequate properly to protect the interest of Sublessor, or if Sublessor shall require other insurance pursuant to the provisions of paragraph (e) of Section 5.02, and Sublessee shall refuse to comply with any such request or requirement, the dispute shall be submitted to arbitration as provided in Article 25 hereof. Sublessee shall thereafter carry the amount, and such kind, of insurance as determined by such arbitration to be adequate and required, but in no event shall the amount of public liability insurance be less than the amounts specified in Section 5.02 and in paragraph
(g) of Section 9.01 hereof.

     SECTION 5.07. Upon the expiration of this lease, the unearned premiums upon any transferable insurance policies lodged with Sublessor by Sublessee shall be apportioned, if Sublessee shall not then be in default in the performance of any of Sublessee's covenants, agreements and undertakings in this lease.

                                    ARTICLE 6

               SUBLESSOR'S RIGHT TO PERFORM SUBLESSEE'S COVENANTS

     SECTION 6.01. If Sublessee shall at any time fail to pay any Imposition in accordance with the provisions of Article

                                CON 5024 PAGE 554

3 hereof, or to pay for or maintain any of the insurance policies provided for in Article 5 hereof, or to make any other payment or perform any other act on its part to be made or performed hereunder, then Sublessor, after 15 days' notice to Sublessee (or, if necessary to avoid a default under the Mesne Lease, after 5 days' notice, or, in case of any emergency, on such notice, or without notice, as may be reasonable under the circumstances) and without waiving, or releasing Sublessee from, any obligation of Sublessee hereunder, may (but shall not be required to):

           (a) pay any Imposition payable by Sublessee pursuant to the provisions of Article 3 hereof, or

           (b) pay for and maintain any of the insurance policies provided for in Article 5 hereof, or

           (c) make any other payment or perform any other act on Sublessee's part to be made or performed as in this lease provided,

and may enter upon the Demised Premises for the purpose and take all such action thereon as may be necessary therefor.

     SECTION 6.02. All sums so paid by Sublessor and all costs and expenses incurred by Sublessor in connection with the performance of any such act (together with interest thereon at the rate of 6% per annum from the respective dates of Sublessor's making of each such payment or incurring of each such cost and expense) shall constitute additional rent payable by Sublessee under this lease and shall be paid by Sublessee to Sublessor on demand, and Sublessor shall not be limited in the proof of any damages which Sublessor may claim against Sublessee arising out of or by reason of Sublessee's failure to provide and keep in force insurance as aforesaid, to the amount of the insurance premium or premiums not paid or incurred by Sublessee and which would have been payable upon such insurance, but Sublessor shall also be

                                CON 5024 PAGE 555
entitled to recover as damages for such breach, the uninsured amount of any loss (to the extent of any deficiency in the insurance required by the provisions of this lease), damages, costs and expenses of suit suffered or incurred by reason of damage to, or destruction of, the Demised Premises, occurring during any period when Sublessee shall have failed or neglected to provide insurance as aforesaid. However, any amount so recovered by the Sublessor for damages to the Demised Premises shall be subject to the provisions of Article 15 hereof.

                                    ARTICLE 7

                    REPAIRS AND MAINTENANCE OF THE PROPERTY,
                              STEAM AND ELECTRICITY

     SECTION 7.01. During the term of this lease, Sublessee, at its sole cost and expense, will take good care of the Building (including the fixtures and facilities therein), and the sidewalks, driveways and curbs adjoining the Building and will maintain and keep the same in good order and condition, and make all necessary repairs thereto, interior and exterior, structural and non-structural, ordinary and extraordinary, and foreseen and unforeseen, unless prohibited by the Ground Lease and not consented to by Ground Lessor. When used in this Article 7, the term "repairs" shall include all necessary replacements, renewals, alterations, additions and betterments. All repairs made by Sublessee shall be equal in quality and class to the original work. Nothing in this Section contained shall obligate Sublessee to repair any portion of the Building excepted from the Demised Premises if and to the extent that the Ground Lessor is obligated under the Ground Lease to make such repairs at its own cost and expense without reimbursement from Landlord as Ground Lessee. Without limiting the generality of the foregoing, Sublessee shall cause all windows in the north and east walls of the Building, including the north wall of the south wing, to be caulked and all split, buckled or otherwise damaged slate

                                CON 5024 PAGE 556
window sills in the Building to be replaced on or before May 1, 1958, and Sublessee will, promptly after notice of written request by Landlord to Sublessor, cause all other windows of the Building to be caulked, when and if, in Landlord's reasonable judgment, such caulking shall be necessary.

     SECTION 7.02. The necessity for and adequacy of repairs to the Building pursuant to Section 7.01 hereof shall be measured by the standard which is appropriate for buildings of similar construction and class, provided that Sublessee shall in any event make all repairs required to be made by the Tenant under the Mesne Lease.

     SECTION 7.03. Sublessee shall maintain all portions of the Building and the adjacent sidewalks, driveways and curbs in a clean and orderly condition, free of dirt, rubbish, snow, ice and unlawful obstructions; provided, however, that Sublessee shall not be responsible for the maintenance, lighting, cleaning and policing of the passageway extending from Lexington Avenue to the Grand Central Terminal building, but Sublessee shall pay to Sublessor (or, on Sublessor's written request, to the Railroad Company), promptly upon rendition of bills therefor, the portion of the expense of such maintenance, lighting, cleaning and policing which Sublessor is required to pay as Tenant under the Mesne Lease.

     SECTION 7.04. Sublessor shall not be required to furnish any services or facilities, or to make any repairs or alterations, in or to the Building. Sublessee hereby assumes full responsibility for the condition, operation, repair, replacement, maintenance and management of the Building except to the extent that (in the case of portions thereof excepted from the Demised Premises) the Ground Lessor is responsible therefor under the Ground Lease.

     SECTION 7.05. Sublessee shall, at its own cost and expense, take all action necessary to obtain directly from

                                CON 5024 PAGE 557
the public utility companies furnishing such service in the Borough of Manhattan, City and State of New York, a sufficient supply of all electric current and all steam required for any and all purposes in the Demised Premises. All such arrangements (including the installation, in accordance with plans and specifications approved by Sublessor, Landlord and the Ground Lessor, of all mains, pipes, condensate lines, conduits, drip tanks, pumps, ejectors, meter equipment and other facilities required for the purpose of obtaining such service and disposing of any condensate therefrom and the installation of all such rectifiers, motor generators and other equipment, and the doing of such wiring and other work as may be required to enable Sublessee to use the electric current to be supplied by such public utility company for the operation of elevators, ventilating fans, pumps and heavy machinery in the Demised Premises) shall be completed and such service shall commence on or before January 1, 1959. Without limiting the generality of the foregoing provisions of this Article, Sublessee shall be responsible for the maintenance and repair of such facilities. Pending the completion of such arrangements and the commencement of such service, Sublessor assigns to Sublessee its right to receive from the Ground Lessor and/or the Landlord, subject to the provisions of Paragraph Eighth of the Ground Lease and of Section 7.05 of the Mesne Lease, all such direct current and steam as the Ground Lessor is obligated to furnish under the Ground Lease for the Demised Premises, but Sublessor shall not be responsible for the furnishing of such service except to the extent of permitting Sublessee to take such action as Sublessor is permitted by the Mesne Lease to take in Landlord's name, as may be required to enforce said provisions of the Ground Lease.

     SECTION 7.06. During the initial term of this lease, Sublessee shall, upon written request of Landlord, appoint from a list submitted by Landlord of at least four real estate firms specializing in the management and operation

                                CON 5024 PAGE 558
of high grade office buildings in the Borough of Manhattan, one such firm to act as its agent in the management of the Demised Premises. After any such appointment of an agent, upon 30 days' notice from Landlord, Sublessee shall replace any such agent by appointment of another from a list of at least six such firms submitted by Landlord. Sublessee may at any time substitute or replace such appointed agent with any other agent selected from the last-furnished list.

                                    ARTICLE 8

                     COMPLIANCE WITH LAWS, ORDINANCES, ETC.

     SECTION 8.01. During the term of this lease, Sublessee, at its sole cost and expense, shall promptly comply with all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, courts, departments, commissions, boards and officers, any national or local Board of Fire Underwriters, or any other body exercising functions similar to those of any of the foregoing, foreseen or unforeseen, ordinary as well as extraordinary, which may be applicable to the Demised Premises and the sidewalks, curbs and vaults adjoining the Demised Premises or to the use or manner of use of the Demised Premises or the owners, tenants or occupants thereof, whether or not such law, ordinance, order, rule, regulation or requirement shall necessitate structural changes or improvements, or the removal of any encroachments or projections, ornamental, structural or otherwise, onto or over the streets adjacent to the Demised Premises, or onto or over other property contiguous or adjacent thereto.

     SECTION 8.02. Sublessee shall have the right to contest by appropriate proceedings diligently conducted in good faith, in the name of Landlord, Sublessor, Sublessee, or any of them, without cost or expense to Landlord or to

                                CON 5024 PAGE 559

Sublessor, the validity or application of any law, ordinance, order, rule, regulation or requirement of the nature referred to in Section 8.01 hereof, provided that such contest shall be permitted by the Ground Lease and the Mesne Lease and Sublessee shall have furnished to the Ground Lessor and to Landlord such indemnities as may be required by the terms of the Ground Lease or the Mesne Lease. If by the terms of any such law, ordinance, order, rule, regulation or requirement, compliance therewith pending the prosecution of any such proceeding may legally be delayed without the incurrence of any lien, charge or liability of any kind against the Demised Premises or Sublessor's or Sublessee's leasehold interest therein and without subjecting Landlord, Sublessor or Sublessee to any liability, civil or criminal, for failure so to comply therewith, Sublessee may delay compliance therewith until the final determination of such proceeding. If any lien, charge or civil liability would be incurred by reason of any such delay, Sublessee, nevertheless, with the prior written consent of Landlord and of Sublessor (such consent of Sublessor not to be unreasonably withheld), may contest as aforesaid and delay as aforesaid, provided that such delay would not subject Landlord or Sublessor to criminal liability and Sublessee (i) furnishes to Landlord and to Sublessor security, satisfactory to Landlord and reasonably satisfactory to Sublessor, against any loss or injury by reason of such contest or delay, and (ii) prosecutes the contest with due diligence.
     Neither Landlord nor Sublessor shall be required to join in any proceedings referred to in this Section unless the Ground Lease, the Mesne Lease or the provisions of any applicable law, rule or regulation at the time in effect shall require that such proceedings be brought by and/or in the name of Landlord and/or in the name of Sublessor, in which event Sublessor shall join in such proceedings or permit the same to be brought in its name and/or require Landlord to do likewise.

                                CON 5024 PAGE 560

     SECTION 8.03. Without limiting the generality of the foregoing provisions of this Article 8 or the provisions of Article 7 hereof:

          (a) Sublessee shall not suffer, allow or permit the loading of any of the floors of the Building, or any portion or portions thereof, beyond the weights permitted by the building ordinances of the City of New York, as changed from time to time during the term of this lease by orders of the municipal authorities having or asserting jurisdiction in the premises;

          (b) Sublessee shall not construct or allow or permit to be constructed any advertising signs upon the roof, walls or windows of the Building or any lettering upon the windows, nor shall Sublessee permit the windows above the floor next above the ground floor, or the windows, if any, in the spaces adjoining the passageway from Lexington Avenue to the Grand Central Terminal building, to be used for advertising or display purposes, without in each case the written consent of Landlord, and (if required by the Ground Lease) the written consent of the Ground Lessor first had and obtained.

                                    ARTICLE 9

                            CHANGES AND ALTERATIONS.

     SECTION 9.01. Sublessee will make no alterations or changes in the Building or any part thereof, except in compliance with the provisions of Paragraph Sixth of the Ground Lease, and all matters requiring the consent or approval of the Ground Lessor thereunder shall also require the consent or approval of Landlord and of Sublessor, which consent or approval of Sublessor shall not be unreasonably withheld. In addition to, and without limiting the generality of, the foregoing, Sublessee covenants and agrees that:

                                CON 5024 PAGE 561

           (a) No change or alteration, involving an estimated cost of more than $100,000, including any restoration required by Article 15 or 16 hereof, shall be made without the prior written consent of Landlord and of Sublessor, such consent of Sublessor not to be withheld if the change or alteration would not in the reasonable opinion of Sublessor impair the value, rental value, rentability or usefulness of the Building or any part thereof.

           (b) No change or alteration shall be undertaken until Sublessee shall have procured and paid for, so far as the same may be required from time to time, all permits and authorizations of all municipal departments and governmental subdivisions having jurisdiction. Sublessor shall join in the application for such permits or authorizations whenever such action is necessary, and shall require Landlord to do likewise, but without any liability or expense to Landlord or to Sublessor.

           (c) No structural change or alteration shall be made except in accordance with plans and specifications approved in writing by the Ground Lessor, Landlord and Sublessor, and such approval by Sublessor shall not be unreasonably withheld.

           (d) Any change or alteration shall, when completed, be of such a character as not to reduce the value, rental value or rentability or usefulness of the Demised Premises.

           (e) Any change or alteration shall be made promptly and in a good and workmanlike manner and in compliance with all applicable permits and authorizations and building and zoning laws and with all other laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, departments, commissions, boards and officers, any

                                CON 5024 PAGE 562
        national or local Board of Fire Underwriters, or any other body hereafter exercising functions similar to those of any of the foregoing.

           (f) The cost of any such change or alterations shall be paid in cash or its equivalent so that the Demised Premises shall at all times be free of liens for labor and materials supplied or claimed to have been supplied to the Demised Premises.

           (g) Workmen's compensation insurance covering all persons employed in connection with the work and with respect to whom death or bodily injury claims could be asserted against Landlord, Sublessor, Sublessee or the Demised Premises, and general liability insurance for the benefit of Landlord, Sublessor and Sublessee with limits of not less than $250,000 in the event of bodily injury to one person and not less than $1,000,000 in the event of bodily injury to any number of persons in any one accident, and with limits of not less than $25,000 for property damage, shall be maintained or caused to be maintained by Sublessee at Sublessee's sole cost and expense at all times when any work is in process in connection with any change or alteration. All such insurance shall be in a company or companies of recognized responsibility, and all policies or certificates therefor issued by the respective insurers, bearing notations evidencing the payment of premiums or accompanied by other evidence satisfactory to Landlord and Sublessor of such payment, shall be delivered to Sublessor.

           (h) If the estimated cost of any such change or alteration shall be in excess of $100,000, Sublessee, before commencement of work, at Sublessee's sole cost and expense, shall furnish to Landlord and to Sublessor a surety company performance bond, issued by a surety company acceptable to Landlord and to Sublessor, in an amount at least equal to the estimated

                                CON 5024 PAGE 563
        cost of such change or alteration, guaranteeing the completion thereof within a reasonable time, free and clear of all liens, encumbrances, chattel mortgages, conditional bills of sale, and other charges, and in accordance with the plans and specifications approved by Landlord and Sublessor or, in lieu of such performance bond, other security reasonably satisfactory to Landlord and Sublessor. No performance bond or other security shall be required except to the extent that such estimated cost exceeds the amounts deposited pursuant to Section 15.02 or available for the purpose pursuant to Section 16.04 of this lease.

                                   ARTICLE 10

                               DISCHARGE OF LIENS

     SECTION 10.01. Sublessee will not create or permit to be created or to remain, and will discharge, any lien, encumbrance or charge (levied on account of any Imposition or any mechanic's, laborer's or materialman's lien or any mortgage, conditional sale, title retention agreement or chattel mortgage or otherwise) which might be or become a lien, encumbrance or charge upon the Demised Premises or any part thereof or the income therefrom, having any priority or preference over or ranking on a parity with the estate, rights and interest of Sublessor in the Demised Premises, or any part thereof or the income therefrom, and Sublessee will not suffer any other matter or thing whereby the estate, rights and interest of Sublessor in the Demised Premises or any part thereof might be impaired; provided that any Imposition may, after the same becomes a lien on the Demised Premises, be paid or contested in accordance with
Article 3 hereof, and any mechanic's, laborer's or materialman's lien may be discharged in accordance with Section 10.02 hereof.

                                CON 5024 PAGE 564

     SECTION 10.02. If any mechanic's, laborer's or materialman's lien shall at any time be filed against the Demised Premises or any part thereof, Sublessee, within 30 days after notice of the filing thereof, will cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Sublessee shall fail to cause such lien to be discharged within the period aforesaid, then, in addition to any other right or remedy, Sublessor may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event Sublessor shall be entitled, if Sublessor so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Sublessor and all costs and expenses incurred by Sublessor in connection therewith, together with interest thereon at the rate of 6% per annum from the respective dates of Sublessor's making of the payment or incurring of the cost and expense shall constitute additional rent payable by Sublessee under this lease and shall be paid by Sublessee to Sublessor on demand.

     SECTION 10.03. Nothing in this lease contained shall be deemed or constructed in any way as constituting the consent or request of Sublessor, express or implied by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of the Demised Premises or any part thereof, nor as giving Sublessee any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any lien against the Demised Premises or any part thereof.

                                CON 5024 PAGE 565

                                   ARTICLE 11

                                 USE OF PROPERTY

     SECTION 11.01. Sublessee will use the Demised Premises only for a high-grade office building, except that the ground floor and floor next above the ground floor may be used for banks, for trust companies, or for stores, and Sublessee shall not use or permit or allow the Demised Premises or any portion thereof to be used for any other purpose, without prior written consent of Sublessor, Landlord and the Ground Lessor. Sublessee will not use or allow the Demised Premises or any part thereof to be used or occupied for any unlawful purpose or in violation of the Mesne Lease, the Ground Lease or any certificate of occupancy or certificate of compliance covering or affecting the use of the Demised Premises or any part thereof and will not suffer any act to be done or any condition to exist on the Demised Premises or any part thereof or any article to be brought thereon, which would in any way violate the Mesne Lease, the Ground Lease or which may be dangerous, unless safeguarded as required by law, or which may, in law, constitute a nuisance, public or private, or which may make void or voidable any insurance then in force with respect thereto.

     SECTION 11.02. Sublessee will not do or suffer any waste or damage, disfigurement or injury to the Building or any part thereof.

     SECTION 11.03. Sublessee shall not use or permit the use of the Demised Premises or any part thereof for any purpose which in the reasonable opinion of Sublessor would adversely affect the then value or character of the Demised Premises. Any dispute between Sublessor and Sublessee arising under the provisions of this Section 11.03 shall be submitted to arbitration as provided under Article 25 hereof.

                                CON 5024 PAGE 566

                                   ARTICLE 12

                        SUBORDINATION TO PRIOR LEASES AND
                              COMPLIANCE THEREWITH

     SECTION 12.01. This lease is subject and subordinate to the Grant of Term, the Ground Lease, and the Mesne Lease, and to all of the terms, covenants and conditions of each of them. Sublessee agrees that it shall, at its cost and expense, promptly perform and observe all obligations of the Ground Lessor as grantee under the Grant of Term, of Landlord as Ground Lessee under the Ground Lease and of Sublessor as Tenant under the Mesne Lease (except that, to the extent that Sublessee shall have deposited same with the Escrow Agent hereunder, Sublessee shall not be required to make payments to the Ground Lessor of Ground Rent or additional rent under the Ground Lease, or to the Landlord of Net Rent or additional rent under the Mesne Lease), and shall comply with all restrictions and requirements of the Grant of Term, the Ground Lease and the Mesne Lease, applicable to the said grantee, the Ground Lessee or Tenant, as the case may be, irrespective of whether the obligations, restrictions or requirements are more stringent than those herein imposed upon Sublessee. Specific references in other articles of this lease to compliance with particular requirements of the Grant of Term, Ground Lease and Mesne Lease shall not limit the generality of the foregoing.

     SECTION 12.02. Sublessor covenants and agrees that if the Escrow Agent shall fail to pay to Landlord (or to the Ground Lessor, if Landlord shall so direct) any installment of Ground Rent or additional rent under the Ground Lease, or shall fail to pay to Landlord any installment of Net Rent or additional rent under the Mesne Lease, with respect to which and to the extent that Sublessee shall have made deposits hereunder with the Escrow Agent, then Sublessor shall duly pay to Landlord each and every such installment. Sublessor further

                                CON 5024 PAGE 567
covenants and agrees that it will not do, suffer or permit any act, condition or thing to occur which would or might constitute a default under the Sublease, except to the extent that such occurrence shall have resulted, directly or indirectly, from a default hereunder either by Sublessee or caused by any subtenant.
     Upon written notice to Sublessor, given at least ten days prior to the expiration of the time for performance by Sublessor under the Mesne Lease, Sublessee may, but shall not be obligated to make any payment or take any action as shall be necessary to cure a default by the Ground Lessee under the Ground Lease or by Tenant under the Mesne Lease and (except to the extent that such default shall have resulted, directly or indirectly, from a default hereunder either by Sublessee or caused by any subtenant), Sublessee may thereafter deduct the amount of any such payment or the cost of any such other action, from the next succeeding installment or installments of basic rent or additional rent accruing under this lease, with interest thereon at the rate of 6% per annum from the date of such payment or the incurring of such cost.

     SECTION 12.03. Sublessor shall not modify or consent to any modification of the Sublease, the Ground Lease or the Grant of Term except with the prior written consent of Sublessee, and any such modification made without such consent shall be null and void and of no effect so far as Sublessee is concerned.

                                   ARTICLE 13

                      ENTRY ON PROPERTY BY SUBLESSOR, ETC.

     SECTION 13.01. Sublessee will permit Landlord and Sublessor and their authorized representatives to enter the Demised Premises at all reasonable times for the purpose of (a) inspecting the same and (b) making any necessary repairs thereto and performing any other work therein that may be necessary by reason of Sublessee's failure, for

                                CON 5024 PAGE 568

15 days after written notice from Sublessor, to make any such repairs or perform any such other work or to commence the same. Nothing herein shall imply any duty upon the part of Sublessor to do any such work; and performance thereof by Sublessor shall not constitute a waiver of Sublessee's default in failing to perform the same. Landlord or Sublessor may, during the progress of any such work in the Demised Premises, keep and store therein all necessary materials, tools, supplies and equipment. Sublessor shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage of Sublessee or any subtenant by reason of making such repairs or the performance of any such work, or on account of bringing materials, tools, supplies and equipment into or through the Demised Premises during the course thereof, and the obligations of Sublessee under this lease shall not be affected thereby.

     SECTION 13.02. Landlord and Sublessor shall have the right to enter the Demised Premises at all reasonable times during usual business hours for the purpose of showing the same to prospective purchasers or mortgages, and, at any time within 2 years prior to the expiration of the initial term of this lease (unless Sublessee theretofore shall have given written notice of its election to renew this lease as provided in Article 20 hereof) or within 2 years prior to the expiration of any renewal term of this lease (unless Sublessee, if entitled to renew this lease as provided in Article 20 hereof, theretofore shall have given Sublessor written notice of its election so to renew this lease as therein provided), for the purpose of showing the same to prospective tenants.

                                   ARTICLE 14

                          INDEMNIFICATION OF SUBLESSOR

     SECTION 14.01. Sublessee will indemnify and save harmless Sublessor against and from all liabilities, obligations,

                                CON 5024 PAGE 569
damages, penalties, claims, costs, charges and expenses, including reasonable architects' and attorneys' fees, which may be imposed upon or incurred by or asserted against Sublessor by reason of any of the following occurring during the term of this lease:

           (a) any work or thing done in, on or about the Demised Premises or any part thereof;

           (b) any use, non-use, possession, occupation, condition, operation, maintenance or management of the Demised Premises or any part thereof, or any street, alley, sidewalk, curb, vault, passageway or space adjacent thereto;

           (c) any negligence on the part of Sublessee or any of its agents, contractors, servants, employees, subtenants, licensees or invitees;

           (d) any accident, injury or damage to any person or property occurring in, on or about the Demised Premises or any part thereof or any street, alley, sidewalk, curb, vault, passageway or space adjacent thereto;

           (e) any failure by Sublessee to perform or comply with any of the covenants, agreements, terms or conditions contained in this lease on its part to be performed or complied with;

           (f) any tax attributable to the execution, delivery or recording of the Mesne Lease or of this lease or any modification hereof; or

           (g) any claim by Landlord against Sublessor arising out of or connected with any of the matters set forth in paragraphs (a) through
        (f) above.

In case any action or proceeding is brought against Sublessor by reason of any such claim, Sublessee upon written notice from Sublessor will at Sublessee's expense resist or defend such action or proceeding.

                                CON 5024 PAGE 570

                                   ARTICLE 15

                              DAMAGE OR DESTRUCTION

     SECTION 15.01. In case of casualty to the Building resulting in damage or destruction exceeding $100,000 in the aggregate, Sublessee shall promptly give written notice thereof to Sublessor. Regardless of the amount of any such damage or destruction, Sublessee shall at its sole cost and expense, and whether or not the insurance proceeds, if any, shall be sufficient for the purpose, restore, repair, replace, rebuild or alter the Building as nearly as possible to its value, condition and character immediately prior to such damage or destruction and in conformity with the requirements of the Ground Lease, the Mesne Lease and the provisions of Article 9 hereof. Such restoration, repairs, replacements, rebuilding or alterations shall be commenced promptly and prosecuted with reasonable diligence.

     SECTION 15.02. Subject to the provisions of the Ground Lease and the Mesne Lease, all insurance proceeds received by Sublessor or any insurance trustee selected by Sublessor pursuant to Section 5.05 hereof, on account of such damage or destruction, less the actual cost, fees and expenses, if any, incurred in connection with adjustment of the loss, shall be applied by Sublessor or such insurance trustee to pay or reimburse Sublessee for the payment of the cost of the aforesaid demolition, restoration, repairs, replacement, rebuilding or alterations, including the cost of temporary repairs or for the protection of property pending the completion of pemanent restoration, repairs, replacements, rebuilding or alterations (all of which temporary repairs, protection of property and permanent restoration, repairs, replacement, rebuilding or alterations are hereinafter collectively referred to as the "restoration"), and shall be paid out from time to time as such restoration progresses upon the written request of Sublessee which shall be accompanied by the following:

                                CON 5024 PAGE 571

           (1) A certificate signed by Sublessee, dated not more than 30 days prior to such request, setting forth the following:

             (A) That the sum then requested either has been paid by Sublessee, or is justly due to contractors, subcontractors, materialmen, engineers, architects, or other persons who have rendered services or furnished materials for the restoration therein specified, the names and addresses of such persons, a brief description of such services and materials, the several amounts so paid or due to each of said persons in respect thereof, that no part of such expenditures has been or is being made the basis, in any previous or then pending request, for the withdrawal of insurance money or has been made out of the proceeds of insurance received by Sublessee, and that the sum then requested does not exceed the value of the services and materials described in the certificate.

             (B) That, except for the amount, if any, stated (pursuant to the foregoing subclause (1) (A)) in such certificate to be due for services or materials, there is no outstanding indebtedness known to the persons signing such certificate, after due inquiry, which is then due for labor, wages, materials, supplies or services in connection with such restoration.

             (C) That the cost, as estimated by the persons signing such certificate, of the restoration required to be done subsequent to the date of such certificate in order to complete the same, does not exceed the insurance money, plus any amount deposited by Sublessee to defray such cost and remaining in the hands of Sublessor or such insurance trustee after payment of the sum requested in such certificate.

           (2) A title company or official search, or other evidence satisfactory to Sublessor or the insurance trustee,

                                CON 5024 PAGE 572
        showing that there have not been filed with respect to the Demised Premises, any vendor's, contractor's, mechanic's, laborer's or materialman's statutory or similar lien which has not been discharged of record, except such as will be discharged upon payment of the sum requested in such certificate.

           (3) An opinion of counsel (who may be counsel to Sublessee) stating that the instruments which have been or are therewith delivered to Sublessor or to such insurance trustee conform to the requirements of the foregoing clauses (1) and (2) of this Section and that, upon the basis of such request, the insurance proceeds, the withdrawal of which is then requested, may be properly paid over under this Section.

The certificate required by clause (1) of this Section 15.02 shall be signed also by the architect and/or engineer in charge of the restoration, who shall be selected by Sublessee and approved in writing by Landlord and by Sublessor (which approval of Sublessor shall not be unreasonably withheld) and (in the case of proceeds of insurance provided for in Section 5.01) by the Ground Lessor.
     Upon compliance with the foregoing provisions of this Section 15.02 and with the requirements of the Ground Lease, Sublessor or such insurance trustee shall, out of such insurance money, pay or cause to be paid to Sublessee or the persons named (pursuant to subclause (1) (A) of this Section 15.02) in such certificate the respective amounts stated therein to have been paid by Sublessee or to be due to them, as the case may be.
     If the insurance money at the time available for the purpose, less the actual cost, fees and expenses, if any, incurred in connection with the adjustment of the loss, shall be insufficient to pay the entire cost of such restoration, Sublessee shall pay the deficiency.
     Upon receipt by Sublessor or such insurance trustee of satisfactory evidence of the character required by clauses (1) and (2) of this Section 15.02 that the restoration has

                                CON 5024 PAGE 573
been completed and paid for in full and that there are no liens of the character referred to therein, any balance of the insurance money held by Sublessor or such insurance trustee or to which Sublessor may be entitled pursuant to the Mesne Lease shall be paid to Sublessee.

     SECTION 15.03. If, during the last five years of the last renewal term of this lease, the Building shall be damaged or destroyed by fire or otherwise, and as a result thereof Sublessor shall be entitled to terminate the Mesne Lease pursuant to Section 15.03 thereof,

           (a) nothing herein contained shall prohibit the Sublessor from exercising such right of termination,

           (b) Sublessee shall have a corresponding right to terminate this lease; and

           (c) in case of any such termination of the Mesne Lease by Landlord or Sublessor, this lease shall terminate as of a date prior to the date of termination of the Mesne Lease and Sublessor shall give Sublessee at least 20 days' prior written notice of the date of such termination.

     SECTION 15.04. Except as provided in Section 15.03 hereof, no destruction of or damage to the Demised Premises or any part thereof by fire or any other casualty shall terminate or permit Sublessee to surrender this lease or shall relieve Sublessee from its liability to pay the full basic rent and additional rent and other charges payable under this lease or from any of its other obligations under this lease, and Sublessee waives any rights now or hereafter conferred upon it by statute or otherwise to quit or surrender this lease or the Demised Premises or any part thereof, or to any suspension, diminution, abatement or reduction of rent on account of any such destruction or damage.

                                CON 5024 PAGE 574

                                   ARTICLE 16

                                  CONDEMNATION

     SECTION 16.01. In the event that the Demised Premises, or any part thereof, shall be taken in condemnation proceedings or by exercise of any right of eminent domain, subject to the provisions of the Mesne Lease, Sublessor shall be entitled to collect from any condemnor the entire portion of the award made with respect to the leasehold estate created by the Mesne Lease and for consequential damages to the Demised Premises to which Sublessor is entitled as Tenant under the Mesne Lease, without deduction therefrom for any estate hereby vested in or owned by Sublessee, subject to Sublessee's rights as set forth in this Article
16. Sublessee agrees to execute, or cause to be executed, any and all further documents that may be required in order to facilitate collection by Sublessor of such portion of any and all such awards. Sublessee, in cooperation with Sublessor, shall have the right to participate in any condemnation proceedings for the purpose of protecting Sublessee's interest hereunder. For purposes of this Article, any such taking which shall result in a termination of the Mesne Lease (whether by action of Sublessor, by operation of law or otherwise) is referred to as a "Total Taking"; any such taking which shall not result in a termination of the Mesne Lease is referred to as a "Partial Taking"; and the portion of any such award to which Sublessor is entitled under the provisions of the Mesne Lease in the event of a Total Taking, after deducting the expenses mentioned in Section 16.08 hereof, less any part of such expenses recouped by Sublessor under the Mesne Lease, is referred to as the "Net Award."

     SECTION 16.02. In case of a Total Taking, this lease shall terminate and expire on the date of termination of the Mesne Lease and the basic rent and Net Rent shall be apportioned and paid to such date. In such event, Sublessee

                                CON 5024 PAGE 575
shall not be entitled to receive any apportionment of Impositions theretofore paid or payable by Sublessee, except to the extent that such apportionment or refund is granted by the condemnor acquiring the Demised Premises and except for any refund to which Sublessor may be entitled under Section 2.05(c) hereof.

     SECTION 16.03. In the event of a Total Taking, the Net Award received by Sublessor shall be divided between Sublessor and Sublessee as follows:

           (a) Sublessor shall first receive the Sum of $4,200,000.00, or so much thereof as is available out of the proceeds of the Net Award.

           (b) The balance, if any, of the Net Award shall be divided, 30% to Sublessor and 70% to Sublessee.

     SECTION 16.04. In case of a Partial Taking, Sublessee, at its expense, shall restore the Building to substantially its former condition, to the extent the same is feasible, in accordance with the provisions of Article 9 hereof. The cost of demolition, repair and restoration shall be paid for out of the Net Award (as same is defined in the Mesne Lease) pursuant to the provisions of
Section 16.04 of the Mesne Lease to the extent that said Net Award shall be available therefor. In the event that the costs of such demolition, repair and restoration shall exceed the said Net Award, Sublessee shall pay the deficiency.

     SECTION 16.05. In case of a Partial Taking:

           (a) This lease shall continue and Sublessee shall continue to pay or deposit basic rent, overage rent, Net Rent, Ground Rent, and all other additional rent and other charges as herein provided, except that the sums of $2,750,000 and $2,740,000 set forth in Section 2.02 hereof shall, for the purpose of computing the amount of overage rent to which Sublessor is entitled, be reduced by an amount equal to the amount or

                                CON 5024 PAGE 576
        amounts by which the Net Rent payable by Sublessee shall be reduced as a result of such Partial Taking.

           (b) In the event that Sublessor shall receive from Landlord a refund of any Net Rent deposited or paid by Sublessee pursuant to this lease, Sublessor shall promptly refund same to Sublessee.

           (c) Sublessee shall not be entitled to receive any portion of any award made as a result of such Partial Taking, except to the extent that such award shall be made available pursuant to Section 16.04 hereof.

     SECTION 16.06. Sublessee shall not be entitled to share in any award or awards made in condemnation proceedings for the taking of any appurtenances to the Demised Premises, vaults, areas or projections outside of the boundaries of the Demised Premises, or rights in, under or above the streets adjoining said lands, or the rights and benefits of light, air or access to said streets, or for the taking of space, or rights therein, below the surface of, or above, the Demised Premises. The cost of such demolition, repair and restoration of the Building as shall be necessitated by such taking shall be paid for out of any award or compensation received by Landlord for any such taking, in accordance with Section 16.06 of the Mesne Lease.

     SECTION 16.07. If the temporary use of the whole or any part of the Demised Premises shall be taken by any lawful power or authority, by the exercise of the right of condemnation or eminent domain, or by agreement between Sublessee and those authorized to exercise such right, Sublessee shall give prompt notice thereof to Sublessor, the term of this lease shall not be reduced or affected in any way, Sublessee shall continue to pay in full the basic rent, additional rent and other charges herein reserved, without reduction or abatement, and Sublessee shall be entitled to receive for itself any award or payment made for such use, provided, however, that

                                CON 5024 PAGE 577

           (a) if the taking is for a period not extending beyond the initial term or the then current term of this lease and if such award or payment is made in a lump sum, the same shall be paid to and held by Sublessor as a fund which Sublessor shall pay over and apply as follows: Sublessor shall pay over to Landlord the sum due to Landlord pursuant to Section
        16.07 of the Mesne Lease and the balance of such award shall be held by Sublessor and applied from time to time to the payments due to Sublessor from Sublessee under the terms of this lease, except that, if such taking results in changes or alterations in the Building which would necessitate an expenditure to restore the Building to its former condition, then a portion of such award or payment considered by Sublessor as appropriate to cover the expenses of such, restoration may be retained by Sublessor, without application as aforesaid, and applied and paid over toward the restoration of the Building to its former condition, substantially in the same manner and subject to the same conditions as those provided in Section 15.02 hereof with respect to insurance and other monies, or

           (b) if the taking is for a period extending beyond the initial term or the then current term of this lease, such award or payment shall be apportioned between Sublessor and Sublessee as of the stated expiration date of such term; Sublessee's share thereof shall, if paid in a lump sum, be paid to Sublessor and applied in accordance with the provisions of paragraph (a) of this Section 16.07 and, in case the then current term of this lease shall be extended pursuant to Article 20 hereof beyond such then current term. Sublessee shall from time to time, from and after the commencement of such extended term, apply the sums received by it upon such apportionment to the payments thereafter due to Sublessor from Sublessee under the terms of this lease; provided, however, that

                                CON 5024 PAGE 578
        the amount of any award or payment allowed or retained for restoration of the Building, shall remain the property of Sublessor if the lease shall expire prior to the restoration of the building to its former condition.

Sublessee shall also pay all fees, costs and expenses of every character of the Sublessor in connection with the eventualities provided for in this Section. Sublessee shall be entitled at the close of each year after any such taking, to receive any surplus remaining of said award or awards, after making provision for all payments required pursuant to paragraphs (a) and (b) of this Section 16.07.

     SECTION 16.08. In the case of any taking covered by the provisions of this
Article 16, except as in Section 16.07 provided, Sublessor and Sublessee shall be entitled to reimbursement from any award or awards of all reasonable costs, fees and expenses incurred in the determination and collection of any such awards.

     SECTION 16.09. If the Ground Lessor shall take and use, or permit to be used, any portion of the Demised Premises pursuant to the Ground Lease, Landlord shall be entitled to receive and retain any lump sum payment made by the Ground Lessor pursuant to the Ground Lease on account of the rental value of such portion so taken.

     SECTION 16.10. Upon request of Sublessee, Sublessor shall make the election referred to in Section 16.10 of the Mesne Lease, and in such case will select as trustee a bank or trust company which is a member of the New York Clearing House Association.

                                   ARTICLE 17

                                   VAULT SPACE

     SECTION 17.01. Vaults and areas, if any, now or hereafter built extending beyond the building line of the Demised

                                CON 5024 PAGE 579

Premises are not included within the Demised Premises, but Sublessee may occupy and use the same during the term of this lease, subject to the Ground Lease, to the Mesne Lease and to such laws, permits, rules and regulations as may be imposed by appropriate governmental authorities with respect thereto.

     SECTION 17.02. No revocation on the part of any governmental department or authority of any license or permit to maintain and use any such vault shall in any way affect this lease or the amount of the rent or any other charge payable by Sublessee hereunder. If any such license or permit shall be revoked, Sublessee will, at its sole cost and expense, do and perform all such work as may be necessary to comply with any order revoking the same.

                                   ARTICLE 18

     MORTGAGES, ASSIGNMENTS, SUBLEASES AND TRANSFERS OF SUBLESSEE'S INTEREST

     SECTION 18.01.

           (a) Neither this lease nor any interest of Sublessee in this lease or in any sublease, or in any subrents shall be sold, assigned, transferred or otherwise disposed of, whether by operation of law or otherwise, nor shall the Demised Premises be sublet as an entirety or substantially as an entirety; nor

           (b) shall any of the issued and outstanding capital stock of any corporation or corporations owning this lease as Sublessee be sold, assigned, transferred or otherwise disposed of, if such sale, assignment, transfer or other disposition will result in vesting the control of such corporation or corporations in a person (or persons) who was not a stockholder of such corporation or corporations at the time such corporation or corporations became the owner of this lease pursuant to the terms hereof; nor

                                CON 5024 PAGE 580

           (c) shall the interest or interests of any partner in any partnership at any time owning this lease as Sublessee be sold, assigned, transferred or otherwise disposed of, if such sale, assignment, transfer or other disposition will result in vesting the control of such partnership in persons who were not partners at the time such partnership became the owner of this lease pursuant to the terms hereof;

without (i) such prior written consent of Landlord as may be required under
Article 18 of the Mesne Lease, and (ii) full compliance by Sublessee with all of the terms and conditions of said Article 18.
     No assignment shall be effective until there shall have been delivered to Sublessor a duplicate original of the assignment, in recordable form, executed by the assignor and the proposed assignee, containing an agreement whereby such assignee assumes due performance of the obligations on the assignor's part to be performed under this lease to the end of the term hereof. Upon the assignor having delivered to Sublessor the said assignment and agreement, all liabilities and obligations on the part of the assignor accruing after such assignment shall terminate, provided that upon the effective date of such assignment and thereafter all liabilities and obligations shall be binding only upon the assignee, but nothing herein contained shall be construed to release the assignor from any liability or obligation which accrued prior to the effective date of such assignment. In the event this lease shall be assigned to a partnership, or to more than one corporation, all such corporations and all general partners in such partnership shall assume the obligations of this lease jointly and severally; but upon any subsequent assignment of this lease by such partnership the liabilities and obligations of the partners in such parnership shall similarly be terminated.
     For the purpose of this Section 18.01, "control" of any corporation shall be deemed to be vested in the person or

                                CON 5024 PAGE 581
persons owning more than 50% of the voting power for the election of the members of the Board of Directors of such corporation; and "control" of a partnership shall be deemed to be vested in the person or persons owning more than 50% of the total interest in such partnership.
     Any assignment of this lease, or of the interest of Sublessee hereunder, or transfer of stock or any interest in any corporation or partnership as aforesaid, without full compliance with any and all requirements set forth in this lease shall be invalid and of no effect against Sublessor.

     SECTION 18.02. Sublessee shall have the right to mortgage this lease, to execute and deliver to a trustee a deed of trust of this lease securing bonds or notes issued by Sublessee, and to assign, pledge or hypothecate this lease as security for any such mortgage or deed of trust: (a) to a college or university; or (b) to a pension fund or employees' profit-sharing trust subject to regulation by the State of New York or any agency thereof; or (c) to a savings bank, bank, trust or insurance company, or any other monetary or lending institution, authorized to make leasehold mortgage loans in the State of New York, organized and existing under the laws of the United States, or any state thereof, and authorized to do business in the State of New York and under the supervision of the Comptroller of the Currency of the United States, or of either the Insurance or Banking Departments of the State of New York. Any one of the foregoing permitted mortgagees is hereinafter referred to as an Institution. In connection with an assignment of this lease as in Section 18.01 of this
Article 18 provided, Sublessee may take back a purchase money Leasehold Mortgage as part of the consideration for such assignment. Except as herein specifically permitted, Sublessee shall not, without obtaining the prior written consent of Landlord, mortgage or pledge the interest of Sublessee in and to this lease or in

                                CON 5024 PAGE 582
and to the Demised Premises, whether by operation of law or otherwise.
     No Leasehold Mortgage shall be binding upon Sublessor in the enforcement of its rights and remedies herein and by law provided, unless and until executed counterparts thereof shall have been delivered to Sublessor and to Landlord, notwithstanding any other form of notice, actual or constructive. Any Leasehold Mortgage shall be specifically subject and subordinate to the rights of Sublessor hereunder and of Landlord under the Mesne Lease, including specifically, but without limitation, the rights of Sublessor under Section
18.10 hereof and the rights of Landlord under Section 18.10 of the Mesne Lease. Any mortgage on this lease or the interest of Sublessee hereunder without full compliance with any and all requirements hereunder shall be invalid and of no effect against Sublessor and Landlord. The consent by Landlord to a Leasehold Mortgage as hereinabove provided, may be conditioned, at the option of Landlord, upon the inclusion of a clause in the leasehold mortgage substantially to the effect that: (i) the Leasehold Mortgagee, prior to the institution of any proceedings to foreclose any mortgage, or negotiations to accept an assignment in lieu of a foreclosure, shall notify Landlord in writing to that effect, (ii) Landlord shall have the right within 20 days after the giving of such notice to purchase the mortgage and the indebtedness which it secures, at a purchase price equal to the full amount then owing to the Leasehold Mortgagee under said mortgage and the indebtedness which it secures, including interest accrued and unpaid and statutory costs and allowances in the event any foreclosure proceedings shall have commenced. No more than one Leasehold Mortgage on this lease may exist at any one time.

     SECTION 18.03. Any consent by Landlord to a sale, assignment, mortgage, pledge, hypothecation, transfer of stock, or transfer of this lease, shall apply only to the specific transaction thereby authorized and shall not

                                CON 5024 PAGE 583
relieve Sublessee from the requirement of obtaining the prior written consent of Landlord to any further sale, assignment, mortgage, pledge, hypothecation, transfer of stock as aforementioned, or other transfer of this lease. In instances where the consent of Landlord to any such transaction may not be unreasonably withheld, then, contemporaneously with the request of Sublessee for such consent, Sublessee shall submit, in writing, information sufficient to enable Landlord to decide with respect thereto.

     SECTION 18.04. If a Leasehold Mortgagee shall have given to Sublessor, before any default shall have occurred under this lease, a written notice, specifying the name and address of such mortgagee, Sublessor shall give to such Leasehold Mortgagee a copy of each notice of default by Sublessee at the same time as and whenever any such notice of default shall thereafter be given by Sublessor to Sublessee, addressed to such Leasehold Mortgagee at the address last furnished to Sublessor. No such notice by Sublessor shall be deemed to have been given unless and until a copy thereof shall have been so given to such Leasehold Mortgagee. Sublessor will accept performance by any such Leasehold Mortgagee of any covenant, condition, or agreement on Sublessee's part to be performed hereunder with the same force and effect as though performed by Sublessee, if the same shall be adequate for purposes of compliance with the Mesne Lease and the Ground Lease and if, at the time of such performance, Sublessor shall be furnished with evidence reasonably satisfactory to Sublessor of the interest in the lease claimed by the person tendering such performance.

     SECTION 18.05. In case of termination of this lease by reason of the happening of any Event of Default, Sublessor shall give notice thereof to any Leasehold Mortgagee who shall have notified Sublessor of its name and address pursuant to Section 18.04 hereof, which notice shall be addressed to such Leasehold Mortgagee at the

                                CON 5024 PAGE 584
address last furnished to Sublessor as above provided. Sublessor shall, on written request of such Leasehold Mortgagee made any time within 30 day after the mailing of such notice, execute and deliver a new lease of the Demised Premises to such Leasehold Mortgagee, or its designee or nominee, for the remainder of the term of this lease, at the basic rent and all additional rent and upon the covenants, conditions, limitations and agreements herein contained, including the covenants in respect to renewals, provided that such Leasehold Mortgagee shall have paid to Sublessor all rent, additional rent and other charges due under this lease up to and including the date of the commencement of the term of such new lease, together with all expenses incurred by Sublessor, including reasonable attorney's fees, but nothing herein contained shall be deemed to impose any obligation on the part of the Sublessor to deliver physical possession of the Demised Premises to such Leasehold Mortgagee. Any such designee or nominee of a Leasehold Mortgagee shall be a corporation qualified to do business in the State of New York.

     SECTION 18.06. No Leasehold Mortgagee shall be entitled to become the owner of this lease by foreclosure, or by assignment in lieu of foreclosure, unless such Leasehold Mortgagee, or its designee or nominee, shall first have delivered to Sublessor an assumption agreement, executed in recordable form, wherein and whereby such Leasehold Mortgagee, or a corporate designee or nominee of such Leasehold Mortgagee, assumes the performance of all the terms, covenants and conditions of this lease.

     SECTION 18.07. Nothing herein contained shall prevent Sublessor from subletting portions (constituting less than all or substantially all) of the Demised Premises, provided that each such sublease shall be subject and subordinate to this lease and to the rights of Sublessor hereunder, and to the Mesne Lease and the rights of Landlord thereunder. This lease is and shall be subject and subordinate to the

                                CON 5024 PAGE 585

Mesne Lease and to the rights of Landlord thereunder. Subject to the provisions of Section 18.13 of the Mesne Lease, this lease shall be terminable, at the sole election of Landlord upon the termination of the Mesne Lease.

     SECTION 18.08. Sublessee shall furnish Landlord with fully executed or photo-copies of all subleases of space in the Demised Premises and with such information with respect thereto as Landlord may require and, Sublessee shall deliver to Sublessor and to Landlord, in duplicate, within 90 days after the end of each fiscal year of Sublessee, a statement of income and expenses for such fiscal year, and a rent schedule showing all subleases and the duration of the respective terms thereof, with respect to the operation of the Demised Premises, which statement shall be certified by an independent certified public accountant. Such statement shall be accompanied by a statement of the names and addresses of all stockholders in any corporation or partners in any partnership holding this lease, showing the number of shares of stock owned by each stockholder of such corporation, or the respective interests of the partners in such partnership, as the case may be; provided, however, that if at any time during the term of this lease any corporation holding this lease is an Institution or if the stock of any corporation holding this lease is listed on any recognized Stock Exchange, then a list of stockholders shall not be required. If more than one corporation holds this lease, such statement shall be made by an officer of each such corporation.

     SECTION 18.09. Sublessee shall perform and observe each and every term and condition to be performed or observed by the sublandlord under all existing and future subleases and shall and does hereby indemnify and agree to hold Sublessor harmless from any and all liabilities, claims and causes of action arising thereunder.

     SECTION 18.10. Effective as of the date of the happening of an Event of Default, Sublessee hereby assigns to

                                CON 5024 PAGE 586

Sublessor, subject to the provisions of Section 18.10 of the Mesne Lease, all of its right, title and interest in and to all existing and future subleases and all rents due and to become due thereunder. After the effective date of such assignment, Sublessor shall apply any net amount collected by it from subtenants pursuant to such assignment to any basic rent or additional rent due or to become due under this lease for such periods and in such order as Sublessor may elect. No collection of rent by Sublessor from an assignee of this lease or from a subtenant shall constitute a waiver of any of the provisions of this Article 18, or an acceptance of the assignee or subtenant as a tenant, or a release of Sublessee from performance by Sublessee of its obligations under this lease.
     Sublessee shall not directly or indirectly collect or accept any payment of rent under any sublease more than three months in advance of the date when the same shall become due, and such rent, in the case of any future sublease shall be payable at least every three months; provided, however, that any sublease of a store may require the subtenant thereunder to make a rent security deposit in an amount not exceeding ten per cent of the aggregate subrent reserved for the term of such sublease. In the event of failure of any subtenant to pay subrent to Sublessor pursuant to the foregoing assignment after the happening of an Event of Default, any such rent thereafter collected by Sublessee shall be deemed to constitute a trust fund for the benefit of the Sublessor.

     SECTION 18.11. Sublessee assumes and shall be responsible for and liable to Sublessor, for all acts and omissions on the part of any present or future subtenant, and any violation of any of the terms, provisions or conditions of this lease, whether by act or omission, by any subtenant shall constitute a violation by Sublessee. In no event shall Sublessee be entitled to make a lease of all or substantially all of the Demised Premises.

     SECTION 18.12. Sublessee shall not modify any major sublease so as to reduce the rent, shorten the term, or

                                CON 5024 PAGE 587
otherwise adversely affect to any material extent the rights of the lessor thereunder, or permit cancellation or accept the surrender of any such sublease, without the prior written consent of Sublessor and of Landlord in each instance, which consent of Sublessor shall not be unreasonably withheld; provided, however, that, in the case of any major sublease covering one or more full floors in the Building and any additional diversified smaller portions of space in the Building, such sublease may be modified in order to substitute new space in the Building for some or all of the diversified smaller space previously covered by such sublease if (a) the terms thereof, as so modified, shall not be otherwise modified, except that provision may be made for an increase in the annual rental and for the redecoration of the new space in accordance with the standards then in effect for redecorating space in the Building demised to other subtenants, and (b) no major sublease to any other subtenant shall be cancelled or modified in connection with such transaction. In addition to being subject and subordinate to the terms of this lease, as required by the provisions of
Section 18.07 hereof, each major sublease made after the date of this lease shall contain a specific provision to the effect that such sublease may not be modified or amended so as to reduce the rent or shorten the term, or otherwise adversely affect to any material extent the rights of the lessor thereunder, or be cancelled or surrendered without the prior written consent, in each instance, of Landlord and Sublessor.
     Each future sublease shall also contain an agreement on the part of the subtenant to the effect that such sublease shall not terminate or be terminable by the subtenant thereunder by reason of any termination of this lease or of the Mesne Lease, except that in case of the institution of any summary or other proceeding by Landlord, any sublease made after the date of this lease may be terminated if the subtenant thereunder is named by Landlord as a party, and served with process, in any such proceeding for possession of the Demised Premises or the space occupied by

                                CON 5024 PAGE 588
such subtenant, and a warrant or judgment for possession of such space is issued in such proceeding. Each future sublease shall contain an agreement on the part of the subtenant to the effect that Sublessor and Landlord shall be given notice of, and a reasonable opportunity to cure, any default on the part of the lessor under such sublease.

     SECTION 18.13. Sublessor agrees that if it shall execute and deliver a mortgage or deed of trust of the Mesne Lease as referred to in Section 18.02 thereof, it shall require the holder of each such mortgage or the trustee under each such deed of trust to covenant and agree in the mortgage or deed of trust that if such holder or trustee or the designee of either shall obtain a new lease as provided in Section 18.05 of the Mesne Lease, or shall renew the Mesne Lease and become Tenant thereunder as provided in Section 20.02 thereof, then, provided that no Event of Default under this lease shall be in existence at the time of the termination of the Mesne Lease and /or at the time when such new lease or renewal lease, as the case may be, is obtained by such holder, such holder, trustee or designee shall, simultaneously with the execution and delivery of such new lease or renewal lease, as the case may be, enter into a new lease with Sublessee, without cost or expense to such holder, trustee or designee, for the remainder of the term of this lease or for the corresponding renewal term of this lease, as the case may be, and at the basic rent and all additional rent and upon the covenants, conditions, limitations and agreements contained herein including the covenants in respect to renewals.

     SECTION 18.14. Notwithstanding the provisions of Article 10, paragraphs (f) and (h) of Section 9.01 and Section 18.01 hereof, but subject in other respects to the provisions of Article 9 hereof and subject to compliance with all applicable provisions of the Ground Lease and the Mesne Lease, Sublessee may, in connection with the in-

                                CON 5024 PAGE 593

           (g) if within 60 days after the commencement of any proceeding against Sublessee seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, such proceeding shall not have been dismissed, or if, within 60 days after the appointment, without the consent or acquiescence of Sublessee, of any trustee, receiver or liquidator of Sublessee or of all or any substantial part of its properties or of the Demised Premises or any interest of Sublessee therein, such appointment shall not have been vacated or stayed on appeal or otherwise, or if, within 60 days after the expiration of any such stay, such appointment shall not have been vacated; or

           (h) if the Demised Premises shall be abandoned by Sublessee;

then and in any such event Sublessor at any time thereafter during the continuance of such Events of Default may give written notice to Sublessee and to any Leasehold Mortgagee entitled to notice of default, specifying such Event or Events of Default and stating that this lease and the term hereby demised shall expire and terminate on the date specified in such notice, which shall be at least 5 days after the giving of such notice; and upon the date specified in such notice, subject to the provisions of Section 19.04 hereof, this lease and the term hereby demised and all rights of Sublessee under this lease shall expire and terminate.
     Nothing in the preceding paragraph shall be deemed to require Sublessor to give the 5 day notice therein provided for prior to the commencement of a summary proceeding for non-payment of rent or a plenary action for the recovery of rent on account of any of the defaults specified in clauses (a), (b), (c) and
(d), it being intended that such notice is only for the purpose of creating a conditional

                                CON 5024 PAGE 594
limitation hereunder pursuant to which this lease shall terminate and Sublessee shall become a hold-over tenant.
     If, at any time during the term of this lease, this lease is owned by more than one corporation as Sublessee, the provisions of paragraphs (f) and (g) hereof shall apply to each such corporation.

     SECTION 19.02. Upon any expiration or termination of this lease, whether pursuant to Section 19.01 hereof or by summary dispossess proceedings or otherwise, Sublessee shall quit and peacefully surrender the Demised Premises to Sublessor, and upon or at any time after any such expiration or termination, may without further notice, enter upon and re-enter the Demised Premises and possess and repossess itself thereof, by force, summary proceedings, ejectment or otherwise, and may dispossess Sublessee and remove Sublessee and all other persons and property from the Demised Premises and may have, hold and enjoy the Demised Premises and the right to receive all rental income of and from the same.

     SECTION 19.03. At any time or from time to time after any such expiration or termination, Sublessor may relet the Demised Premises or any part thereof, in the name of Sublessor or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this lease) and on such conditions (which may include concessions or free rent) as Sublessor, in its uncontrolled discretion, may determine and may collect and receive the rents therefor. Sublessor shall in no way be responsible or liable for any failure to relet the Demised Premises or any part thereof, or for any failure to collect any rent due upon any such reletting.

     SECTION 19.04. No such expiration or termination of this lease shall relieve Sublessee of its liability and obligations

                                CON 5024 PAGE 595
under this lease and such liability and obligations shall survive any such expiration or termination. In the event of any such expiration or termination, whether or not the Demised Premises or any part thereof shall have been relet, Sublessee shall pay to Sublessor the basic rent, Net Rent, Ground Rent and all other additional rent and other charges required to be paid by Sublessee up to the time of such expiration or termination of this lease, and thereafter Sublessee, until the end of what would have been the term of this lease in the absence of such expiration or termination, shall be liable to Sublessor for, and shall pay to Sublessor, as and for liquidated and agreed current damages for Sublessee's default,

           (a) the equivalent of the amount of the basic rent, Net Rent, Ground Rent and all other additional rent and other charges which would be payable under this lease by Sublessee if this lease were still in effect, less

           (b) the net proceeds of any reletting effected pursuant to the provisions of Section 19.03 hereof, after deducting all Sublessor's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, reasonable attorneys' fees, alteration costs, and expenses of preparation for such reletting.

Sublessee shall pay such current damages (herein called "deficiency") to Sublessor monthly on the days on which the basic rent would have been payable under this lease if this lease were still in effect, and Sublessor shall be entitled to recover from Sublessee each monthly deficiency as the same shall arise. At any time after any such expiration or termination, in lieu of collecting any further monthly deficiencies as aforesaid, Sublessor shall be entitled to recover from Sublessee, and Sublessee shall pay to Sublessor, on demand, as and for liquidated and agreed final damages for Sublessee's default, an amount equal

                                CON 5024 PAGE 596
to the difference between the basic rent, Net Rent, Ground Rent and all other additional rent reserved hereunder for the unexpired portion of the term demised and the then fair and reasonable rental value of the Demised Premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the Demised Premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four per cent(4%) per annum. If the Demised Premises or any part thereof be re-let by Sublessor for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall prima facie be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of Sublessor to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

     SECTION 19.05. Sublessee hereby expressly waives, so far as permitted by law, the service of any notice of intention to re-enter provided for in any statute, and Sublessee, for and on behalf of itself and all persons claiming through or under Sublessee (including but not limited to a Leasehold Mortgagee), also waives any and all right of redemption or re-entry or re-possession or to restore the operation of this lease in case Sublessee shall be dispossessed by a judgment or by warrant of any court or judge or in case of any expiration or termination of this lease, subject to

                                CON 5024 PAGE 597
the right of a Leasehold Mortgagee to obtain a new lease in strict accordance with the provisions of Section 18.05 hereof. Sublessor and Sublessee waive and will waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Sublessor and Sublessee, Sublessee's use or occupancy of said premises, or any claim of injury or damage. The terms "enter", "re-enter", "entry" or "re-entry", as used in this lease are not restricted to their technical legal meaning.

     SECTION 19.06. No failure by Sublessor to insist upon the strict performance of any covenant, agreement, term or condition of this lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No covenant, agreement, term or condition of this lease to be performed or complied with by Sublessee, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Sublessor. No waiver of any breach shall affect or alter this lease, but each and every covenant, agreement, term and condition of this lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

     SECTION 19.07. In the event of any breach or threatened breach by Sublessee of any of the covenants, agreements, terms or conditions contained in this lease, Sublessor shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings, and other remedies were not provided for in this lease.

     SECTION 19.08. Each right and remedy of Sublessor provided for in this lease shall be cumulative and shall

                                CON 5024 PAGE 598
be in addition to every other right or remedy provided for in this lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Sublessor of any one or more of the rights or remedies provided for in this lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Sublessor of any or all other rights or remedies provided for in this lease or now or hereafter existing at law or in equity or by statute or otherwise.

     SECTION 19.09. Interest at the rate of 6% per annum shall accrue upon any basic rent and all additional rent payable or to be deposited under this lease during any period while the payment or deposit thereof by Sublessee is delayed.

                                   ARTICLE 20

                               RENEWAL PRIVILEGES

     SECTION 20.01. Subject to the provisions of Sections 20.03 and 20.04 hereof, the term of this lease may, at the option of Sublessee, by written notice to Sublessor as herein provided, be renewed and extended as follows:

        FIRST RENEWAL TERM--May 30, 1976 to December 29, 1987

        SECOND RENEWAL TERM--December 30, 1987 to December 29, 2008

        THIRD RENEWAL TERM--December 30, 2008 to December 29, 2029

     Any such renewal option shall be exercised by written notice given by Sublessee to Sublessor at least 18, and not more than 30, months prior to the commencement of the particular renewal term, and (subject to the provisions of Section 20.03 hereof) if such notice shall have so been given and this lease, and the Mesne Lease and the Ground Lease

                                CON 5024 PAGE 599
shall be in effect on the day next preceding the commencement of such renewal term this lease shall thereupon be automatically renewed for such renewal term.
     Each renewal term shall be upon the same terms, covenants and conditions as in this lease provided, except that the basic rent for each renewal term shall be Eight Hundred Forty Four Thousand Dollars ($844,000) annually. There shall be no privilege to Sublessee of renewals of the terms of this lease beyond the Third Renewal Term referred to above. Payment of overage rent, all other additional rent and other charges on the part of Sublessee to be made as in this lease provided shall continue to be made during each of such renewal terms. Any termination of this lease terminate shall any right of renewal hereunder.

     SECTION 20.02. In the event that Sublessee shall fail to exercise its option to renew the term of this lease within the applicable period prescribed in this Article 20, Sublessor shall give notice thereof to any Leasehold Mortgagee entitled to notice under Section 18.04 hereof and any such Leasehold Mortgagee may, within 30 days after the giving of such notice, elect that this lease be renewed for the relevant renewal term upon the same terms, covenants and conditions and with the same effect as though such option had been exercised by Sublessee as in this Article 20 provided, expect that Sublessee shall not be the lessee in the renewal lease and shall have no obligations thereunder and the Leasehold Mortgagee shall deliver to Sublessor an assumption agreement, executed in recordable form, wherein and whereby such Leasehold Mortgagee or its designee shall assume the performance of all the terms, covenants and conditions of this lease as so renewed.

     SECTION 20.03. The attempted exercise by Sublessee or a Leasehold Mortgagee as the case may be, of any option to renew this lease shall not become effective, nor shall any such renewal term be created if either

           (a) at the time when notice of the exercise of such option shall be given to Sublessor; or

                                CON 5024 PAGE 600

           (b) on the day next preceding the purported commencement date of the renewal term; or

           (c) during the period of 60 days next preceding the last date on which Sublessor may notify the Landlord of exercise of its corresponding privilege of renewing the Mesne Lease,

a default hereunder shall have occurred, Sublessee and such Leasehold Mortgagee shall have been notified thereof, and such default shall not have been cured within the time or times permitted by this lease.

     SECTION 20.04. Sublessor agrees that if it shall have received a notice of renewal pursuant to this Article, it will, at least 60 days before the expiration of the period within which notice of renewal of the Mesne Lease may be effectively given, either

           (a) give notice to the Landlord of its election to exercise its corresponding renewal privilege under the Mesne Lease, or

           (b) give notice to Sublessee and any Leasehold Mortgagee to the effect that Sublessor does not desire to renew this lease and the Mesne Lease.

If Sublessor shall fail to give the notice to Landlord referred to in paragraph
(a) of this Section, then and in such event (whether or not the notices referred to in paragraph (b) of this Section shall have been given) Sublessee and any Leasehold Mortgagee shall be entitled to exercise the rights of renewal provided for in Article 20 of the Mesne Lease, and Sublessor, if so requested, shall execute a written instrument confirming the permission hereby granted, in which event this lease shall terminate on the expiration of the then current term without obligation on Sublessor's part to renew. Notwithstanding the foregoing provisions of this Section, neither Sublessee nor any Lease-

                                CON 5024 PAGE 601
hold Mortgagee shall be entitled to exercise any right to renew the Mesne Lease at a time when Sublessee is in default hereunder and the foregoing parties shall have received notice thereof.

     SECTION 20.05. If Sublessor shall acquire the interest of the Ground Lessor and/or the Landlord in and to the Demised Premises, Sublessor, in addition to its rights and obligations hereunder, shall have the same rights and obligations with respect thereto as the Ground Lessor and/or the Landlord (including without limitation the right to collect the Ground Rent and/or the Net Rent) as though the Ground Lease and/or the Mesne Lease was to continue in full force and effect for the duration of the term of this lease, regardless of whether or not the Ground Lease and/or the Mesne Lease shall have been terminated by cancellation, merger or otherwise after such acquisition. If Sublessee shall acquire fee title to the Demised Premises, the Ground Lessor's or the Landlord's interest therein, this lease, the Ground Lease and/or the Mesne Lease shall remain in full force and effect without affecting the obligations of Sublessor or Sublessee hereunder.

                                   ARTICLE 21

                       INVALIDITY OF PARTICULAR PROVISIONS

     SECTION 21.01. If any term of provision of this lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this lease shall be valid and be enforced to the fullest extent permitted by law.

                                CON 5024 PAGE 602

                                   ARTICLE 22

                                     NOTICES

     SECTION 22.01. All notices, demands and requests required under this lease shall be in writing. All such notices, demands and requests shall be deemed to have been properly given if served personally, or if sent by United States registered mail, postage prepaid, addressed as hereinafter provided. All such notices, demands and requests mailed to Sublessor shall be addressed to Sublessor at 60 East 42nd Street, New York, N. Y., c/o Spencer & Iserman, or at such other address in the City and State of New York as Sublessor may from time to time designate by written notice to Sublessee. All such notices, demands and requests to Sublessee shall be addressed to Sublessee at 383 Madison Avenue, New York 17, N. Y., c/o Webb & Knapp, Inc., or at such other address as Sublessee may from time to time designate by written notice to Sublessor. All such notices, demands and requests mailed to any Leasehold Mortgagee shall be addressed to such Leasehold Mortgagee, at the address furnished to Sublessor pursuant to the provisions of Article 18 hereof, or to such other address in the City and State of New York as such Leasehold Mortgagee may from time to time designate by written notice to Sublessee.

     SECTION 22.02. Notices, demands and requests which shall be served by registered mail upon Sublessor, Sublessee or any Leasehold Mortgagee in the manner aforesaid, shall be deemed sufficiently served or given for all purposes hereunder at the time such notice, demand or request shall be mailed by United States registered mail as aforesaid in any Post Office or Branch Post Office regularly maintained by the United States Government in the State of New York.

                                CON 5024 PAGE 603

                                   ARTICLE 23

                       CONDITION OF AND TITLE TO PROPERTY
                                 QUIET ENJOYMENT

     SECTION 23.01. Sublessee represents and agrees that the Demised Premises, the title thereto, the sidewalks and structures adjoining the same, any subsurface conditions thereof, and the present uses and non uses thereof, have been examined by Sublessee and that Sublessee accepts the same in the condition or state in which they or any of them now are, without representation or warranty, express or implied in fact or by law, by Sublessor and without recourse to Sublessor, as to the title thereto, the nature, condition or usability thereof or the use or uses to which the Demised Premises or any part thereof may be put.

     SECTION 23.02. Sublessor covenants and agrees that Sublessee, upon paying the basic rent, Net Rent, Ground Rent and all other and additional rent and other charges herein provided for and observing and keeping all covenants, agreements and conditions of this lease on its part to be kept, shall quietly have and enjoy the Demised Premises during the term of this lease without hindrance or molestation by anyone claiming by, or through Sublessor, subject, however, to the exceptions, reservations and conditions of this lease.

     SECTION 23.03. In case Sublessor shall convey or otherwise dispose of its interest in the Demised Premises, all liabilities and obligations on the part of Sublessor under this lease accruing after such conveyance or disposal shall terminate upon such conveyance or disposal, and thereupon all such liabilities and obligations shall be binding upon the new owner of such interest; provided, however, that any funds held by Sublessor hereunder in which Sublessee has an interest hereunder (except for such funds as Sublessor may have delivered to Landlord pursuant to the terms of the Mesne Lease, which funds may continue

                                CON 5024 PAGE 604
to be held by Landlord) shall be turned over to the new owner of such interest or, to the extent required by Sections 5.05 or 16.11 hereof, to the trustee or trustees provided for in said Sections.

                                   ARTICLE 24

                             EXCAVATION AND SHORING

     SECTION 24.01. If any excavation shall be made or contemplated to be made for building or other purposes upon property or streets adjacent to or nearby the Demised Premises, Sublessee either

           (a) shall afford to the person or persons causing or authorized to cause such excavation the right to enter upon the Demised Premises for the purpose of doing such work as such person or persons shall consider to be necessary to preserve any of the walls or structures of the Building from injury or damage and to support the same by proper foundations, or

           (b) shall, at Sublessee's expense (without hereby waiving any claims against the aforesaid person or persons), do or cause to be done all such work as may be necessary to preserve any of the walls or structures of the Building from injury or damages and to support the same by proper foundations.

Sublessee shall not, by reason of any such excavation or work, have any claim against Sublessor for damages or indemnity or for suspension, diminution, abatement or reduction or rent under this lease.

                                   ARTICLE 25

                                   ARBITRATION

     SECTION 25.01. In any case in which it is provided by the terms of this lease that any matter shall be determined by arbitration (otherwise than pursuant to the Ground

                                CON 5024 PAGE 605

Lease), such arbitration shall be conducted in accordance with the rules then obtaining of the American Arbitration Association, and judgment upon the award rendered may be entered in any Court having jurisdiction thereof.

     SECTION 25.02. In the event that any dispute hereunder shall be submitted to arbitration, and if the same subject matters shall also be in dispute between Landlord and Sublessor under the Mesne Lease and shall have been submitted to arbitration pursuant to the Mesne Lease, the arbitration between Landlord and Sublessor and the arbitration between Sublessor and Sublessee shall be held simultaneously before the same arbitrators, and any decision imposing an obligation or duty upon Sublessor shall be construed as placing a similar obligation or duty upon Sublessee.

                                   ARTICLE 26

                                  MISCELLANEOUS

     SECTION 26.01. At any time and from time to time, Sublessor, on at least twenty days' prior written request by Sublessee, and Sublessee, on at least twenty days' prior written request by Sublessor, will deliver to the party making such request a statement in writing certifying that this lease is unmodified and in full force and effect (or if there shall have been modifications that the same is in full force and effect as modified and stating the modifications) and the dates to which the basic rent and other charges have been paid, whether there are any existing set-offs or defenses to the basic rent and all additional rent and other charges due to Sublessor under this lease, and stating whether or not, to the best knowledge of the party executing such certificate the party requesting such statement is in default in performance of any covenant, agreement or condition contained in this lease and, if so, specifying each such default of which the executing party may have knowledge.

                                CON 5024 PAGE 606

     SECTION 26.02. The captions of this lease and the table of contents preceding this lease are for convenience and reference only and in no way define, limit or describe the scope or intent of this lease.

     SECTION 26.03. It is the intention of the parties hereto that the estate acquired hereunder by Sublessee shall not merge with or into any other estate, whether lesser or greater, in the demised premises now held or hereafter acquired by said Sublessee or by any disclosed or undisclosed principal of said Sublessee.

     SECTION 26.04. In all cases where the consent or approval of Landlord shall be required under this lease or the Mesne Lease, Sublessee shall, prior to performing the act or thing for which such consent or approval is required, furnish Sublessor with proof reasonably satisfactory to Sublessor that such consent or approval has been obtained, and no consent or approval by Sublessor, in any case where the consent or approval of Landlord is also required, shall be effective unless and until such proof has been delivered to Sublessor.

     SECTION 26.05. Upon the expiration or earlier termination of this lease, then, unless Sublessor shall have no further interest in the Demised Premises, Sublessee shall deliver to Sublessor all subleases, lease files, plans and all other documents in the possession of Sublessee or its managing agent which may be required for the operation and management of the Demised Premises. This provision shall survive any such expiration or termination of this lease, and Sublessor and Sublessee agree that Sublessor will suffer irreparable injury in the event of violation of this provision, and that Sublessor shall be entitled to a mandatory injunction (including a temporary mandatory injunction, pendentelite) to enforce the provisions hereof.

                                CON 5024 PAGE 607

     SECTION 26.06. This lease shall be construed and enforced in accordance with the laws of the State of New York.

     SECTION 26.07. The covenants and agreements herein contained shall bind and inure to the benefit of Sublessor, its successors and assigns, and Sublessee, its legal representatives, successors and assigns, except as otherwise provided herein.

     IN WITNESS WHEREOF, Sublessor and Sublessee have duly executed this lease the day and year first above written.

                                                  /s/ Mary F. Finnegan
                                                  ----------------------- (L.S.)
                                                     (Mary F. Finnegan)

                                                  /s/ Rose Iacovone
                                                  ----------------------- (L.S.)
                                                     (Rose Iacovone)

                                CON 5024 PAGE 609

                                   SCHEDULE A

                          DESCRIPTION OF GRANT OF TERM

     The term "GRANT OF TERM" shall mean the instrument made by and between The New York Central Railroad Company (hereinafter in this Schedule and Schedule B hereto called the "Railroad Company") and New York State Realty and Terminal Company (hereinafter in this Schedule and Schedule B hereto called the "Realty Company"), dated July 30, 1925, and recorded in the Office of the Register of the County of New York (now the Office of the Register of the City of New York in the County of New York) on September 12, 1925, in Liber 3505 of Conveyances, at Page 347

     (a) as the same may have been modified by agreements dated October 21, 1927, and November 2, 1938, and recorded in said Register's Office in Liber 3672 of Conveyances at Page 388 and Liber 4278 of Conveyances at Page 217 respectively

     (b) as the same was amended, modified and extended by instruments dated April 12, 1944, and recorded in said Register's Office on May 26, 1944, in Liber 4287 of Conveyances, at Page 201, and dated September 28, 1953, and recorded in said Register's Office on October 9, 1953, in Liber 4854 of Conveyances, at Page 370; and

     (c) as the same was amended, modified and extended by instrument dated December 30, 1957, which instrument was executed and delivered prior to the execution and delivery of the lease to which this Schedule is annexed.

                                CON 5024 PAGE 610

                                   SCHEDULE B

                           DESCRIPTION OF GROUND LEASE

     The term "GROUND LEASE" shall mean the instrument made between the Realty Company, as Lessor, and Eastern Offices, Inc., as Lessee, dated July 30, 1925, and recorded in said Register's Office on September 12, 1925, in Liber 3496 of Conveyances, at Page 183

     (a) as the same was modified by agreements dated respectively October 21, 1927, June 19, 1928, and November 2, 1938, and recorded respectively in said Register's Office in Liber 3672 of Conveyances, at Page 388, Liber 3901 of Conveyances, at Page 228, and Liber 4278 of Conveyances, at Page 217,

     (b) as the same was further modified and renewed by agreement dated April 5, 1944, and supplemental agreement dated April 12, 1944, and recorded in said Register's Office on May 26, 1944, in Liber 4287 of Conveyances, at Pages 208 and 195, respectively,

     (c) as further modified by agreement dated July 20, 1950, and recorded in said Register's Office on August 1, 1950, in Liber 5174 of Conveyances, at Page. 265,

     (d) as the same was further amended and the term thereof revised and extended by Modified Agreement of Lease made as of January 1, 1953, and recorded in said Register's Office on October 9, 1953, in Liber 4854 of Conveyances, at Page 307;

     (e) as the same was further modified, and the term thereof revised and extended, by Modified Agreement of Lease dated December 30, 1957, which instrument was executed and delivered after the instrument referred to in paragraph (c) of Schedule A and prior to the lease to which this Schedule is annexed.

                                CON 5024 PAGE 611

                                   SCHEDULE C

                           DESCRIPTION OF MESNE LEASE

     The term "Mesne Lease" shall mean the instrument made between Webb & Knapp, Inc. and Graysler Corporation, as Landlord, and Mary F. Finnegan, as Tenant, dated December 30, 1957, which instrument was executed and delivered after the execution and delivery of the instrument referred to in paragraph (e) of Schedule B and prior to the execution and delivery of the lease to which this
Schedule is annexed.